Forward-looking statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause
JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended
December 31, 2009 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010,
June 30, 2010, and September 30, 2010, each of which has been filed with the Securities and
Exchange Commission and is available on JPMorgan Chase’s website (www.jpmorganchase.com)
and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
Exhibit 99.1

February 15, 2011 F I R M O V E R V I E W Doug Braunstein, Chief Financial Officer * * * * * *

I.
JPMorgan Chase overview
Performance summary
LOB capital and performance targets
II.
Selected key investor topics
Global opportunities
Competitive advantages of cross-sell
Corporate net income
Loan growth and capital raised
Firmwide capital topics
Outlook
III.
Summary
Agenda
1

$O/(U)
  FY2009 FY2010 FY2009
Revenue (FTE)¹
$108,647 $104,842 ($3,805)
Credit Costs¹
38,458 16,639 (21,819)
Expense 52,352 61,196 8,844
Reported Net Income $11,728 $17,370 $5,642
Net Income Applicable to Common Stock $8,774 $15,764 $6,990
Reported EPS $2.26 $3.96 $1.70
ROE
2,3
7% 10%
ROTCE
2,3
11% 15%
Tier 1 Common $105,284 $114,763
Net income - 2010
CB 12%
Card 12%
TSS 6%
IB 38%
RFS 15%
Corp/PE
7%
AM 10%
JPMorgan Chase overview
Performance summary
1 See note 1 on slide 38
2 Net income used to calculate the ratios for FY2009 excludes the one-time, non-cash negative adjustment of $1.1B resulting from the repayment of TARP preferred capital
3 See note 4 on slide 38
Total = $17.4B
CB 9%
Card 26%
TSS 4%
IB 20%
RFS 32%
Corp/PE
2%
AM 7%
Total = $43.6B
$ in millions, excluding EPS
Pretax pre-provision profit - 2010
2

Asset Management Treasury & Securities Services
JPMorgan Chase overview
Breadth of the client franchise
~5,000 issuer and ~16,000 investor clients,
including:
Serving clients in 120+ countries
89% of Fortune 100 companies
76% of Fortune 500 companies
120+ sovereign government clients
Total front office personnel of ~8,500 including
800+ in Global Research
~2,000 bankers¹ globally
Investment Bank
AM’s global footprint spans over 30 countries
with employees in more than 200 locations
1,100 Investment professionals
130,000 Private Banking clients
3,400 sales people, including 2,600 client
advisors and brokers
Serving ~25,000 corporations, financial
institutions, governments and municipalities in
over 140 countries and territories²
~10,600 TSS clients with >$50K revenue
WSS clients include 75% of the top 50 global
asset managers
TS clients include 70% of the Global Fortune
500 companies
~1,090 sales and relationship managers
Commercial Banking
1 Includes Public Finance and Global Corporate Bankers
2 Represents TSS clients that meet certain revenue thresholds. Includes clients of IB, CB and AM
3
Nearly 24,000 clients and nearly 35,000 real
estate investors and owners
Nearly 21,000 Middle Market clients
– Middle Market supports 3,200+ small
business lending relationships with less
than $20mm in sales
More than 1,600 Mid-Corporate clients
1,960 employees calling on clients, including
1,061 bankers

JPMorgan Chase overview
Breadth of the client franchise
5,268 Chase branches in 23 states served
nearly 31mm US consumers and small
businesses in 4Q10
23mm Retail Banking households
served
18mm active online Retail Banking
customers
2.2mm Business Banking customers
8.5mm mortgage loans serviced
3.3mm Auto accounts serviced
Over 29,000 bankers
Retail Financial Services
More than 139mm cards in circulation
held by approximately 57mm customers
2.3mm small business accounts
Affluent and High Net Worth – 11.3mm
open accounts, 1.6mm new accounts
added in 2010
9.5mm Mass Affluent new accounts in
2010
Over 80 partner arrangements
Over 600 sales people
Card Services
4

Select Key Stats ($ in billions, except where noted)	2005	2010	2005-2010 CAGR
IB	IB Fees ($mm)	$4,096	$6,186	8.6%
	Global IB Fees market share[1,2]	6.9%	7.8%	
	Fixed Income Markets ($mm)	7,570[1]	15,025	14.7%
	Equity Markets ($mm)	1,998	4,763	19.0%
RFS	Retail Banking Average Deposits	$175.1	$336.5	14.0%
	# of Branches	2,641	5,268	14.8%
	Deposit market share[3]	2.9%	5.7%	
	Mortgage origination market share[4]	5.6%	10.7%	
Card	Average Outstandings	$136.4	$144.4	1.1%
	Sales volume	224.7	313.0	6.9%
	GPCC Sales market share[5]	15.8%	18.4%	
	GPCC Credit Card OS market share[5]	20.9%	18.8%	
CB	Average Liability Balances[6]	$66.1	$138.9	16.0%
	Average Loans	48.1	97.0	15.1%
	IB Revenue, gross	0.6	1.3	19.3%
	Revenue/Banker ($mm)	2.8	5.7	15.3%
TSS	Average Liability Balances[6]	$154.7	$248.5	9.9%
	Assets under Custody ($T)	10.7	16.1	8.6%
	USD Clearing volume ($mm)	96	122	5.0%
	Depositary Receipts Program Balance (# of shares)	6,348	12,041	13.7%
AM	Assets under Management	$847	$1,298	8.9%
	Top quartile funds (3-year)[7]	111	195	11.9%
	Global Institutional Money Funds market share[8]	11.9%	17.1%	

FIRM OVERVIEW

JPMORGAN CHASE & CO.

JPMorgan Chase overview
Drivers of historical growth
5
1 2005 IB data represents heritage JPM only
2 Source: Dealogic
3 Source: SNL Corporation; all data is presented on a pro forma basis adjusted for acquisitions; excludes large branches (>$1B deposits) assumed to contain non-retail deposits
4 Source: Inside Mortgage Finance, 4Q05 and 4Q10 for 2005 and 2010, respectively
5 GPCC stands for General Purpose Credit Card. Excludes WaMu and industry data based on estimates and excludes Commercial Card
6 Includes deposits and deposits swept to on-balance sheet liabilities
7 Source: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan
8 iMoneyNet

2005 2010
2005-2010
CAGR
Investment Bank
1
$5,018 $8,952 12%
Retail Financial Services 6,245 13,892 17%
Card Services 10,367 11,366 2%
Commercial Banking 1,632 3,841 19%
Treasury & Securities Services 1,489 1,777 4%
Asset Management 1,804 2,872 10%
Corporate
1
(6,617) 946 NM
Pretax Pre-Provision $19,938 $43,646 17%
Net Income $8,483 $17,370 15%
JPMorgan Chase overview
Market share gains translate into significant earnings power
¹ IB revenue includes annual payment from TSS, which is offset in Corporate
Pretax pre-provision profit ($ in billions)
6

JPMorgan Chase overview
LOB Capital
2010 2011 O/(U)
Investment Bank $40.0 $40.0 $0.0
Retail Financial Services 28.0 28.0 0.0
Card Services 15.0 13.0 (2.0)
Commercial Banking 8.0 8.0 0.0
Treasury & Securities Svcs. 6.5 7.0 0.5
Asset Management 6.5 6.5 0.0
Total LOB Common Equity $104.0 $102.5 ($1.5)
New vs. current LOB equity ($ in billions)
Standalone capital levels, specific to
each LOB, incorporate Tier 1 Common
Basel III expectations
LOB equity process takes into account
the following factors:
Known balance sheet actions
Economic capital
RWA stress
Peer capital levels
IB capital increased in 2010,
incorporating anticipated RWA
changes
Card Services capital reduction reflects
portfolio run-off and improving risk
profile
7

Target Metric Performance Performance
2008 2009 2010 Target
IB ROE (5%) 21% 17% 17% +/-
RFS
1
ROE 5% 0% 9% 30% +/-
ROE Exc. RE 35% 36% 27%
Card ROE 5% (15%) 14% 20% +/-
CB ROE 20% 16% 26% 20% +
TSS ROE 47% 25% 17% 25% +/-
AM ROE 24% 20% 26% 35% +/-
Target Metrics
JPMorgan Chase overview
LOB performance targets
LOB performance targets
¹ Retail Banking ROE of 45%, 41% and 35% in 2008, 2009 and 2010, respectively; Mortgage Banking and Other Consumer Lending ROE of 23%, 28% and 17% in 2008, 2009 and 2010,
respectively
Note: TSS and AM pretax margin targets remain unchanged at 35% +/- through the cycle
8

$6.6
$2.5
$2.1
$2.1
$1.1
$1.7
$1.3
IB RFS Card CB TSS AM Corporate/PE
2010 Net Income Net Income at Performance Targets¹
JPM
JPMorgan Chase overview
LOB performance at targets
Net income by LOB ($ in billions)
$24+/-
$17.4
¹ Net income projections based on performance target and steady state assumptions; TSS and AM ROE targets of 25% and 35%, respectively, are based on additional assumptions including steady state revenue and tax rate
² Analyst average for 2013 is composed of 5 analysts plus I/B/E/S LTG projections off of 2012 for 3 analysts; analyst average of $24.1 billion in 2013
Significant earnings upside if the Firm reaches performance targets
$25.6
$21.3
Max
= 2013 Analyst range²
Min
9

Selected key investor topics 11 Page Agenda 10

US
60%
International
40%
US
78%
International
22%
Wholesale revenue by region — 2010 Firmwide revenue by region — 2010
Total = $102.7B
Selected key investor topics
Our current global footprint
Total = $54.0B
1 Majority of the revenue in “Other” relates to activity in Canada
2 EMEA includes CIO gains in 2010
Developed EMEA ²
57%
Asia
27%
Emerging EMEA
7%
LatAm
8%
Other¹
0.4%
IB
TSS
46%
49%
AM 32%
%  International
’05-’10 CAGR
EMEA
Asia
LatAm
12%
15%
13%
Total = $21.7B
International wholesale revenue — 2010
2
11

Net income – Non U.S. ($ in millions) Revenue – Non U.S. ($ in millions)
2005 – 2010 International wholesale revenue and net income
0
5,000
10,000
15,000
20,000
25,000
2005 2006 2007 2008 2009 2010
LatAm EMEA Asia
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
2005 2006 2007 2008 2009 2010
LatAm EMEA Asia
Note: RFS and Card excluded from this analysis. EMEA includes CIO gains in 2010
CAGR:  19%
2005-2010
CAGR:
14%
2005-2010
12

LatAm/Caribbean Asia Pacific EMEA
Key international wholesale metrics
2010 revenue of $1.8B
2005 – 2010 CAGR:  13%
Operate in 8 countries in the
region
2 new offices opened in
2010
Headcount of 1,770
1
1,024 front office
160+ significant clients
2
$1.7B in deposits
$16.5B in loans outstanding
$32B in AUM
2010 revenue of $14.1B
2005 – 2010 CAGR:
13%
Operate in 33 countries in
the region
5 new offices opened in
2010
Headcount of 16,312
1
6,192 front office
940+ significant clients
2
$135.8B in deposits
$27.9B in loans outstanding
$281B in AUM
2010 revenue of $5.8B
2005 – 2010 CAGR:
15%
Operate in 16 countries in
the region
6 new offices opened in
2010
Headcount of 15,419
1
4,366 front office
450+ significant clients
2
$49.1B in deposits
$20.6B in loans outstanding
$118B in AUM
1 Includes headcount in offshore service centers supporting line of business operations in each region.
Front office headcount defined as follows:
IB - Front office includes bankers and sales and trading employees excluding front office support
TSS - Front office includes sales, product and client service workforce
AM - Front office includes sales, sales support and all product/investors staff
2 Significant clients defined as a company with over $1mm in international revenue in the region (excludes private banking clients)
Note: RFS and Card excluded from this analysis. EMEA includes CIO gains in 2010
Loans outstanding are based on client domicile and exclude loans held-for-sale
13

Major competitive advantage – cross-sell across wholesale
Significant revenue generated from the CB client base
24% of gross domestic IB fee revenue generated from CB clients in
2010
$375mm firmwide revenue from FX/Derivatives for CB clients
$2B revenue opportunity within 5 years
40% firmwide FX revenue generated via TSS offerings
Investment
Bank
40% TS Firmwide revenue from CB client base
Global Corporate Bank effort
Additional ~$1B of annual pretax income impact expected in 5 years
Treasury &
Securities
Services
21% of IM liquidity AUM from TSS
12% of firmwide PB client revenue generated from IB products
Asset
Management
14

Asset Management Treasury & Securities Services
Business unlikely to exist without retail presence
~17mm transactions done by CB clients in 2010
at branches
$650-800mm of projected long-term CB pretax
income opportunity from build-out in the WaMu
footprint (West and Southeast)
Commercial Banking Card Services
Retail branches are invaluable to the rest of our franchise
~25% of JPM IM US Retail AUM comes from
the branches
$31B of JPM investment product AUM
$1B+/- incremental pretax income opportunity
from Chase Private Client Services
~50% of Private Banking clients use the branch
network
1.5 mm+/- cards sold through branches in 2010
35% of Card Services cards sold through
branch network
1
>40% of revenue from new merchants is being
sourced through the retail branches
Use of core banking services (e.g., deposits and
change orders)
Check Cashing Agreements: cashing of
employee payroll checks without a fee across
branch network
Chase At Work: better payroll management,
convenient banking & discounts to employees
1 Excludes retail partner accounts
15

Corporate Net income trend 2009 – 2011 ($ in billions)
2.8
1.9
~1.1
1.4
1.7
~0.1
(1.2)
(2.9)
2009 2010 2011
CIO/Treasury NII CIO/Treasury Other¹ Corp. Other¹
Selected key investor topics
Corporate net income guidance
Reduction in NII reflects the cumulative
effect of sales of high yielding securities
that met price objectives
Overall part of deleveraging the balance
sheet
Beginning to reposition for a rising rate
environment
Expect $300mm +/- corporate net income
per quarter ($1.2B per annum, excl. PE
and one-time items) largely driven by the
characteristics of the investment portfolio
Firmwide net interest income
Immediate 100bps rise in interest rates
would increase firmwide revenue by $1.5B
Commentary
Total Corp
(ex. PE):     $3.1                                $0.7
~$1.2
16
¹ Corporate Other and CIO/Treasury Other includes one-time items for 2009 and 2010. Excludes Private Equity net income of ($78)mm loss in ’09 and
$587mm gain in ’10. Corporate and Private Equity net income and Corporate Investment Securities portfolio previously disclosed. CIO/Treasury NII,
CIO/Treasury Other, and Corp. Other not previously disclosed

$73
$56
$36
$54
$186
$219
$92
$67
$57 $60
$191
$870
$209
$1,490
$6
$1,577
$881
$9
2009 2010
Selected key investor topics
Loan growth - Growth in new and renewed credit provided to and capital raised for clients in
2010¹
$ in billions
Investment Bank Commercial
Banking
Asset
Management
TSS Card
Services 5
Business
Banking
Other
Consumer 6
Total Firm
% ?
5% 26% 19% 58% 11% 50% 3% 6% 1%
in total EOP
balances ($B) 7
$1.5 $6.3 $8.2 ($19.8) ($0.2) ($23.2) ($19.2)
% in EOP
balances
2% 17% 43% (14)% (1)% (7)% (3)%
$7.8
16%
EOP ($B) $98.9 $44.1 $27.2 $123.9 $16.8 $314.8 $679.2 $56.9
2
3,4 3,4
2
4
4
17
1  New and renewed lending consists of debt and equity underwriting, loan syndication and other capital raised for states, municipalities, hospitals, schools and non-profits in the Investment Bank; new and renewed lending commitments to commercial clients; new originations and refinancing to consumers including first mortgages, home equity lines, US credit cards and other consumer lending such as auto loans, leases, student loans and other; new originations, renewals and increases to existing lending for small businesses
2  Consists of debt and equity underwriting, loan syndications distributed to third parties (as estimated) and other capital raised for states, municipalities, hospitals, schools and non-profits, excluding the portion retained in the credit portfolio (source: Dealogic and Thomson Reuters)
3  Consists of new and renewed lending held in IB’s credit portfolio, including the estimated retained portion of loan syndications
4  Also includes estimated bilateral and other lending activity not previously reported
5  Loan balances exclude the impact of the Washington Mutual transaction. New and renewed lending includes international originations starting January 1, 2010
6  Consumer includes Home Lending, Home Equity, Auto loans and leases, Student and Other
7  Total EOP loans are on a managed basis. Effective January 1, 2010, the Firm consolidated $15.1 billion of multi-seller conduit loans due to accounting guidance related to VIEs. CB loans for 2010 include the $3.5 billion
Commercial Term Loan portfolio acquisition

Process overview
Selected key investor topics
Capital stress process
Rigorous firmwide quarterly stress testing
process in place
Bottom-up P&L and balance sheet
developed for different economic
scenarios
– 3-year outlook
– Economic scenarios defined by JPM
economists
– P&L and balance sheet models
developed by lines of business
– Stress scenarios incorporate potential
expense reduction initiatives across
LOBs
Capital actions evaluated
Ongoing process adjusted to meet the Fed
Comprehensive Capital Plan requirements
Range of parameters used to model stress
scenarios, including:
GDP declines over 4% through 3Q11,
then resumes slow growth through 4Q13
Peak unemployment of 11.7% in 4Q13
HPI peak-to-trough of 45% in 1Q12
Equity markets bottom at 850¹ during
2H11 and do not recover to 2010 levels
until 4Q13
Fed funds stay at 20bps through 4Q13
JPM Stress: Example metrics
¹ S&P 500
18

8.4% 8.4% 8.4%
9.3%
9.7%
10.2%
11.1%
11.5%
12.1%
11.9%
12.1%
8.3%
9.2%
8.9%
8.9%
7.0% 7.0% 7.0%
6.9%
7.1%
6.8%
6.9%
7.2%
7.7%
8.2%
8.8%
9.1%
9.6%
9.5%
9.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Selected key investor topics
JPM has maintained a fortress balance sheet throughout the crisis
Basel I Tier 1 Capital ratio excluding TARP¹
September 2008:
Raised $11.5B
related to WaMu
acquisition
June 2009: Raised
$5.75B to repay
TARP
March 2008: JPM
acquisition of
BSC announced
Tier 1 Capital Ratio
Tier 1 Common Ratio
Old Tier 1 Capital Target: 8.0 – 8.5%
SCAP 1 Tier 1 Common Guideline: 4.0%
¹ Includes BSC RWA relief in 2Q08 – 1Q09
19

~10%
~11%
~12%
2011 2012 2013
Selected key investor topics
Capital generation — Illustrative “stress” case based on analyst projections
Analyst and “stressed” analyst projections ($ in billions)¹ , ² , ³
Assumptions
Analyst Projections "Stressed" Analyst Projections
2010 2011 2012 2013 2011 2012 2013
Net Income $17.4 $19.6 $22.2 $24.1 ~$12 ~$13 ~$14
Net Share Repurchases
4
$4 $6 $7 $0 $0 $0
Total Common Dividends
5
$2 $5 $6 $2 $5 $6
Capital Generation $12 $10 $11 $9 $8 $8
Cumulative Cap. Gen. $34 $25
Basel I Tier 1
Common
Ratio
9.8%
10.7%
11.4%
12.2%
2010 2011 2012 2013
Tier 1 Common Fed Guideline: 5.0% 6
Analyst Projections "Stressed" Analyst Projections
2010 2011 2012 2013 2011 2012 2013
7.0% ~8% ~10% ~11% ~8% ~9% ~10%
Basel III Tier 1
Common
Ratio
20
¹ Analyst average for 2013 is composed of 5 analysts plus I/B/E/S LTG projections off of 2012 for 3 analysts; regulatory changes are assumed to be incorporated in the analyst projections. JPM does not endorse these projections
² “Stressed” Analyst Projections incorporate JPM stressed scenario assumptions
³ Analyst projection of capital deployment through common dividends of $13.7B and share repurchases of $17.3B from 2011-2013;
“stressed” analyst projections include common dividend only
4 Represents repurchases above and beyond employee issuance
5 Analyst Projections and “Stressed” Analyst Projections assume dividends per share of $0.63, $1.28 and $1.56 in 2011, 2012 and 2013, respectively
6 Guideline communicated in the Federal Comprehensive Capital Plan 11/10
Note: Numbers rounded for presentation purposes. Ratios and other calculations may not round perfectly

Selected key investor topics
Capital planning
Federal Reserve
Comprehensive
Capital Plan
Review
Extensive data collection and analysis; 100+ person firmwide team submitted plan on
January 7, 2011
Follow-up meetings with Fed currently under way
Expect response by March 21, 2011
Capital Plan &
Results
Under both the JPM Stress and Fed Stress scenarios, JPM continues to maintain and grow its strong capital position
Capital plan incorporates both dividend and share repurchase requests
Capital Hierarchy
Increase dividend to 30%+ payout ratio of normalized earnings over time
Hierarchy of capital after restoration of the dividend:
Organic growth
Opportunistic share repurchase – subject to price
Acquisitions
21

Outlook
Retail Financial Services
Card Services
Corporate/Private Equity
Corporate
Quarterly net income expected to be $300mm+/-,
subject to the size and duration of the investment
securities portfolio, excluding private equity
Chase and WaMu credit losses expected to continue to
improve; Chase losses expected to be below 6.50% in
1Q11
EOP outstandings for Chase (excluding WaMu) are
projected to bottom out in 3Q11 and end the year in 2011 at
$120B+/-, reflecting a better mix of customers
1Q11 outstandings expected to decline as much as
$10B due to runoff and seasonal activity
Card Services 2011 net interest income expected to be
reduced by $1.4B+/- from the 2010 level
Total quarterly net charge-offs running at $1.2B+/-
Continued elevation in credit-related expense
Residential real estate portfolios expected to decline by
approximately 10-15% annually for the foreseeable future
2011 portfolio net interest income expected to be
reduced by $700mm+/- from 2010 level
Mortgage production volumes and margins remain
sensitive to interest rates. If current rates remain
unchanged or rise further expect a significant impact on
both
22

Significant
earnings power
JPM’s fundamentals remain extremely strong
Excellent client franchises and businesses
Each standalone business has a top 1, 2 or 3 position
Unparalleled client relationships in 120+ countries
Culture of innovation; new products and programs launched during crisis
Excellent
franchises
Fortress
balance sheet
Continued investment across LOBs driving organic growth
Consistent record of operating efficiency and delivering merger saves
Businesses stronger together than apart; additional revenue streams generated
Further strengthened balance sheet: Tier 1 Common
1
at $115B or 9.8%;
estimated Basel III Tier 1 Common
1
at $112B or 7.0%
High quality capital and high level of reserves $32.3B, loan loss coverage ratio of 4.46%
2
Strong funding and liquidity profile: ~$930B deposits, 1.3x loan coverage
Benefits from diversification – funding, capital, lower volatility
1  See note 3 on slide 38
2  See note 2 on slide 38
23

Agenda Page 24 Appendix 24

Credit performance improvement is a key driver to improved earnings outlook
1.35%
0.50%
2010
Expectations for net charge-off rates through the cycle
Through the cycle
expectations
IB
0.94%
0.50%
CB
8.72%
4.50%
Card (ex.
WaMu)
3.63%
Home
Equity
2.60%
0.08%
Prime
Mortgage
0.25-0.35% +/-
Reserve levels will adjust as underlying credit
improves and certain portfolios
run off
¹ See note 2 on slide 38
Reserves
12/31/10
($ in billions)
Allowance for
Loan Losses¹
Loan Loss
Coverage Ratio¹
Wholesale $4.8 2.1%
Consumer  22.6 5.8%
Firmwide $27.3 4.5%
25

$ in millions

Loan Loss Reserve/Total Loans[1]
Loan Loss Reserve[2]
Nonperforming Loans
Loan Loss Reserve/NPLs[1]
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
500%
400%
300%
200%
100%
0%
23,164
8,953
27,381
11,401
29,072
14,785
30,633
17,767
31,602
17,564
38,186
17,050
35,836
16,179
34,161
15,503
32,266
14,841
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

APPENDIX

JPMORGAN CHASE & CO.

Firmwide coverage ratios remain strong
Peer comparison
$32.3B of loan loss reserves in 4Q10
2
, up
~$9.1B from $23.2B two years ago; loan
loss coverage ratio of 4.46%
1
$7.5B (pretax) addition in allowance for
loan losses related to the consolidation of
credit card receivables in 1Q10
1
26
1
  See note 1 on slide 38
2
  Includes allowance for loan losses for purchased credit-impaired loans of $4.9B, $2.8B, $2.8B,
$2.8B, $1.6B, and $1.1B at the end of 4Q10, 3Q10, 2Q10, 1Q10, 4Q09, and 3Q09, respectively
3
  Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC
4Q10
JPM
1
Peer Avg.
3
Consumer
LLR/Total Loans 5.78% 5.86%
LLR/NPLs 255% 195%
Wholesale
LLR/Total Loans 2.14% 2.32%
LLR/NPLs 86% 59%
Firmwide
LLR/Total Loans 4.46% 4.56%
LLR/NPLs 190% 138%

Fortress balance sheet
$111
$108
$104
$105
$115
9.1%
9.5%
9.8%
9.6%
8.8%
$0
$30
$60
$90
$120
4Q09 1Q10 2Q10 3Q10 4Q10
4.0%
6.0%
8.0%
10.0%
12.0%
Basel I Tier 1 Common Basel I Tier 1 Common Ratio
Tier 1 Common1
($ in billions)
Firmwide total credit reserves of
$33B; loan loss coverage ratio of
4.46%
1
Strong liquidity position
Global liquidity reserve of
$262B
2,3
Deposit to loan ratio of 134%
Basel III Tier 1 Common of 6.8%
and 7.0% in 3Q10 and 4Q10,
respectively
27
1 See note 2 on slide 38
2
  Estimated for 4Q10
3 The Global Liquidity Reserve represents cash on deposit at central banks, and the cash proceeds expected to be received in connection with secured financing of highly liquid, unencumbered securities (such as sovereigns, FDIC and government guaranteed, agency and agency MBS). In addition, the Global Liquidity Reserve includes the firm’s borrowing capacity at the Federal Reserve Bank discount window and various other central banks and from various Federal Home Loan Banks, which capacity is maintained by the firm having pledged collateral to all such banks. These amounts represent preliminary estimates which may be revised in the firm’s 10-K for the period ending December 31, 2010
Note: Firmwide Level 3 assets are 5% of total firm assets at December 31, 2010

Managed financial results
2005 2006 2007 2008 2009 2010
Investment Bank $3,673 $3,674 $3,139 $(1,175)  $6,899  $6,639
Retail Financial Services 3,427 3,213 2,925 880 97 2,526
Card Services 1,907 3,206 2,919 780 (2,225) 2,074
Commercial Banking 951 1,010 1,134 1,439 1,271 2,084
Treasury & Securities Services 863 1,090 1,397 1,767 1,226 1,079
Asset Management 1,216 1,409 1,966 1,357 1,430 1,710
Corporate/Private Equity (3,554) 842 1,885 557 3,030 1,258
Total Firm Net Income $8,843 $14,444 $15,365 $5,605  $11,728  17,370
Firmwide results ($ in millions)
Net income by line of business ($ in millions)
1
See note 1 on slide 38
2
Net income used to calculate the ratios for 2009 excludes the one-time, non-cash negative adjustment of $1.1B resulting from the repayment of TARP preferred capital
3
See note 4 on slide 38
28
2005 2006 2007 2008 2009 2010
Revenue (FTE)
1
$58,364 $65,113 $74,812 $72,772 $108,647 $104,842
Credit Costs
1
3,483 3,270 6,864 20,979 32,015 16,639
Expense 38,281 38,843 41,703 43,500 52,352 61,196
Reported Net Income $8,843 $14,444 $15,365 $5,605 $11,728 $17,370
Reported EPS $2.38 $4.04 $4.38 $1.35 $2.26 $3.96
ROE
2
8% 12% 13% 4% 7% 10%
ROTCE
2,3
14% 22% 21% 6% 11% 15%

Investment Bank
$ in millions
Leadership positions
Global IB Fee market leader, #1 ranking for the past two years 7
Ranked #2 in disclosed Markets revenue in 2010 (Based on top 10 competitors that have released as of February 11 th , 2011)
Top 2 player in emerging markets over past 5 years 8
Ranked #1 2010 All-America Fixed Income and Equity Research team by Institutional Investor magazine
1
29
1   Results for 2008 include seven months of the combined Firm’s (JPMorgan Chase & Co.’s and Bear Stearns’)
results and five months of heritage JPMorgan Chase results
2
  The 2009 results reflect modest net gains on legacy leveraged lending and mortgage-related positions, compared with net markdowns of $10.6 billion in 2008
3    The compensation expense as a percentage of total net revenue ratio includes the impact of the U.K. Bank
Payroll Tax on certain compensation awarded from December 9, 2009 to April 5, 2010 to relevant banking employees. For comparability to prior periods, IB excludes the impact of the U.K. Bank Payroll Tax expense, which results in a compensation expense as a percentage of total net revenue for 2010 of 35%, which is a non-GAAP financial measure
4 Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
5   Calculated based on average equity
6   First six months of 2008 represent VAR at 99% confidence level, second six months of 2008, 2009 and 2010
Average Trading and Credit Portfolio VAR at 95% confidence interval
7
Dealogic based on revenue
8
  Source: Coalition Development Ltd
2008 2009 2010
2010
Budget
Revenue
2 $12,335 $28,109 $26,217 $27,336
IB Fees 5,907 7,169 6,186 5,972
Fixed Income Markets 1,957 17,564 15,025 14,847
Equity Markets 3,611 4,393 4,763 5,615
Credit Portfolio 860 (1,017) 243 902
Expense 13,844 15,401 17,265 16,105
Credit Costs 2,015 2,279 (1,200) 400
Net Income ($1,175) $6,899 $6,639 $7,224
Key Statistics ($B)
Overhead Ratio 112% 55% 66% 59%
Comp/Revenue
3
62% 33% 37% 38%
EOP Loans $85.0 $49.1 $56.9 $63.5
Allow. for Loan Losses $3.4 $3.8 $1.9 $3.2
Net Charge-off Rate
4
0.14% 3.04% 1.35% 2.50%
ALL / EOP Loans
4
4.83% 8.25% 3.51% 4.92%
ROE
5 (5%) 21% 17% 22%
VAR ($mm)
6 $176 $164 $87
EOP Equity $33.0 $33.0 $40.0 $33.0

Retail Financial Services
1  Calculated based on average equity; average equity for 2010, 2009 and 2008 was $28B, $25B and $19B, respectively
2 Calculated based on average equity; average equity for 2010, 2009 and 2008 was $18.3B,
$15.2B and $12.1B , respectively
3 Source: Inside Mortgage Finance, 4Q10
4 Source: Autocount as of YTD December 2010
Leadership positions
Attractive footprint
Tri-West
Midwest
California
Top deposit shares in
#1 New York
#1 Chicago
#1 Phoenix
#1 Dallas/Ft. Worth
#3 in Mortgage Originations with 10.7% market share 3
#3 in Mortgage Servicing with 11.9% market share 3
#2 non-captive in new/used vehicles sold at franchise dealers 4
$ in millions
Northwest
Florida
Southwest
#1 Houston
#2 Seattle
#3 Los Angeles
30
2008 2009 2010
Retail Financial Services
Net Interest Income $14,165 $20,492 $19,528
Noninterest Revenue 9,355 12,200 12,228
Revenue 23,520 32,692 31,756
Expense 12,077 16,748 17,864
Pre-Provision Pretax 11,443 15,944 13,892
Credit Costs 9,905 15,940 9,452
Net Income $880 $97 $2,526
EOP Equity ($B) $25 $25 $28
ROE
1 5% - % 9%
Memo:
RFS Net Income Excl. Real Estate Portfolios
$4,268 $5,546 $5,019
ROE Excl. Real Estate Portfolios 2
35% 36% 27%
Retail Banking —
Key Drivers¹
($ in billions)
Average Deposits $244.6 $340.8 $336.5
Deposit Margin
2.89% 2.96% 3.03%
Checking Accts (mm) 24.5 25.7 27.3
# of Branches 5,474 5,154 5,268
Mortgage Banking & Other Consumer Lending — Key Drivers
1
($ in billions)
Mortgage Loan Originations $169.0 $150.7 $155.6
3rd Party Mortgage Loans Svc'd (EOP) 1,173 1,082 968
Auto Originations
19.4 23.7 23.0
Avg Loans
61.9 68.7 77.2

Retail Financial Services
Retail Banking and Mortgage Banking & Other Consumer Lending
1  Principally NII income ($5.4B in 2010 and $4.6B in 2011)
$ in millions
31
2008 2009 2010
Retail Banking
Net Interest Income 7,659 10,781 10,785
Noninterest Revenue 4,951 7,169 6,792
Revenue $12,610 $17,950 17,577
Expense 7,232 10,357 10657
Pre-provision pretax $5,378 $7,593 6,920
Credit Costs 449 1,142 607
Net Income $2,982 $3,903 $3,614
Mortgage Banking & Other Consumer Lending
Revenue (excl. MSR Risk Management) $5,451 $6,594 $7,496
MSR Risk Management 1,517 1,628 1,136
Revenue 6,968 8,222 8,632
Memo: Repurchase Losses (Contra-Revenue) ($252) ($1,612) ($2,912)
Expense 3,956 4,544 5,580
Pre-Provision Pretax 3,012 3,678 3,052
Credit Costs 895 1,235 614
Net Income $1,286 $1,643 $1,405

Retail Financial Services
Real Estate Portfolios
1 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. An allowance for loan losses of $4.9B and $1.6B was recorded for these loans at year end 2010 and 2009, respectively
2 Includes purchased credit-impaired loans acquired as part of the WaMu transaction
$ in millions
32
2008 2009 2010
Real Estate Portfolios
Total Revenue $3,942 $6,520 $5,547
Expense 889 1,847 1,627
Pre-Provision Pretax 3,053 4,673 3,920
Net charge-offs 3,894 8,343 6,450
Change in allowance 4,667 5,220 1,781
Credit Costs 8,561 13,563 8,231
Net Income (3,388) (5,449) (2,493)
Memo: ALL/EOP Loans
1
3.79% 6.55% 6.47%
Key Drivers ($ in billions)
2008 2009 2010
Total Avg loans $181.3 $270.5 $238.8
Avg Home Equity Loans Owned
2
107.0 135.9
120.3
Avg Mortgage Loans Owned
2
73.4 133.8 117.5

Card Services
1  Calculated based on average equity
2  Excludes WaMu and industry data based on estimates and excludes Commercial Card
3 Based on internal JPM estimates
$ in millions
Leadership positions
Chase is #1 Visa credit card issuer
18.8% market share of General Purpose Credit Card outstandings 2
18.4% market share of General Purpose Credit Card sales volume 2
#1 co-brand card issuer in the U.S. 3
#1 merchant acquirer in e-commerce payment processing 3
2008 2009 2010
Revenue $16,474 $20,304 $17,163
Expense 5,140       5,381       5,797
Credit Costs 10,059      18,462      8,037
Net Income $780 ($2,225) $2,074
Key Statistics Incl WaMu ($B)
ROO (Pretax) 0.78% (2.05)% 2.31%
ROE¹
5% (15)% 14%
EOP Equity $15.0 $15.0 $15.0
Key Statistics Excl WaMu ($B)
Avg Outstandings $155.9 $148.8 $128.3
EOP Outstandings $162.1 $143.8 $123.9
New Accts Opened (mm) 14.4         10.2         11.3
Managed Margin 8.16% 8.97% 8.86%
Net Charge-Off Rate 4.92% 8.45% 8.72%
30+ Day Delinquency Rate 4.36% 5.52% 3.66%
33

Commercial Banking
$ in millions
Leadership positions
Strong liquidity – only bank in peer group with a loan-to-deposit ratio under 100%
Maintained top 3 leadership position nationally in market
penetration and lead share
4
68% of Chase clients use Chase for their TS needs
4
#1 multi-family lender in the U.S.
5
#2 large middle market lender in the U.S.
6
2008 2009 2010
Revenue $4,777 $5,720 $6,040
Middle Market 2,939       3,055       3,060
Mid-Corp. Banking 921          1,102       1,154
Comm. Term Lending 243          875          1,023
Real Estate 413          461          460
Other 261          227          343
Expense 1,946       2,176       2,199
Credit Costs 464          1,454       297
Net Income $1,439 $1,271 $2,084
Key Statistics ($B)
Avg Loans $82.3 $106.7 $97.0
EOP Loans $115.4 $97.4 $98.9
Avg Liability Balances
1
$103.1 $113.2 $138.9
Allow. for Loan Losses $2.8 $3.0 $2.6
NPLs $1.0 $2.8 $2.0
Net Charge-Off Rate²
0.35% 1.02% 0.94%
ALL/Loans²
2.45% 3.12% 2.61%
ROE
3
20% 16% 26%
Overhead Ratio 41% 38% 36%
EOP Equity $8.0 $8.0 $8.0
1  Includes deposits and deposits swept to on-balance sheet liabilities
2  Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
3  Calculated based on average equity
4  Source: Greenwich Market Study FY2010
5  FDIC 9/30/10
6 Thomson Reuters FY10
34

Treasury & Securities Services
1
Includes deposits and deposits swept to on-balance sheet liabilities
2
Calculated based on average equity
3
Source: Ernst & Young and Federal Reserve
4
Greenwich Associates, 2010
5
Source: JPM and peer 4Q10 company filings
6
Source: SEC 13-F filings by December 31, 2010
7
Source: Nilson
Leadership positions
#1 clearer of U.S. dollars in the world and #1 Automated Clearing
House for originations 3
#1 (tied) in U.S. Corporate Cash management 4
#2 provider of custody services leveraging significant scale and global footprint with $16.1T in AUC 5
#2 in number of sponsored American Depository Receipt (ADR)
shares 6
#1 Visa / MasterCard Commercial, Purchasing and Prepaid card issuer in the U.S. 7
$ in millions
35
2008 2009 2010
Revenue $8,134 $7,344 $7,381
Treasury Services 3,779 3,702 3,698
Worldwide Securities Svcs. 4,355 3,642 3,683
Expense 5,223 5,278 5,604
Credit Costs 82 55 (47)
Net Income $1,767 $1,226 $1,079
Key Statistics
Avg Liability Balances ($B)
1
$279.8 $248.1 $248.5
Assets Under Custody ($T) $13.2 $14.9 $16.1
Pretax Margin 33% 26% 23%
ROE
2
47% 25% 17%
TSS Firmwide Revenue $11,081 $10,231 $10,260
TS Firmwide Revenue $6,726 $6,589 $6,577
TSS Firmwide Avg Liab Bal ($B)
1
$382.9 $361.2 $387.3
EOP Equity ($B) $4.5 $5.0 $6.5

Asset Management
Leadership positions
#1 Institutional Money Market Fund Manager
Worldwide 2
#1 Ultra-High-Net-Worth Private Bank Globally
3
2010 Asset Manager of the Year for Asia and Hong
Kong 4
Institutional Hedge Fund Manager of the Year 5
Gold Standard Fund Management, UK 6 (consecutively
for eight years, 2003-2010)
1  Calculated based on average equity
2 Source: iMoney, 2010
3 Source: EuroMoney, 2010
4 Source: The Asset Magazine, 2010
5 Source: Institutional Investor, 2010
6 Source: Incisive Media
$ in millions
2008 2009 2010
Revenue $7,584 $7,965 $8,984
Private Banking 4,189      4,320      $4,860
Institutional 1,775      2,065      2,180
Retail 1,620      1,580      1,944
Expense 5,298      5,473      6,122
Credit Costs 85           188         86
Net Income $1,357 $1,430 $1,710
Key Statistics ($B)
Assets Under Management $1,133 $1,249 $1,298
Assets Under Supervision $1,496 $1,701 $1,840
Average Loans $38.1 $35.0 $38.9
EOP Loans $36.2 $37.8 $44.1
Average Deposits $70.2 $77.0 $86.1
Pretax Margin 29% 29% 31%
ROE¹
24% 20% 26%
EOP Equity $7.0 $7.0 $6.5
36

Corporate/Private Equity
$6.9
$7.3
$8.7
6.9%
6.3%
5.8%
$5.0
$6.0
$7.0
$8.0
$9.0
2008 2009 2010
5.0%
5.5%
6.0%
6.5%
7.0%
Portfolio as % of equity ex. goodwill EOP Carrying value
Private Equity portfolio ($ in billions)
Net Income ($ in millions)
2008 2009 2010
Private Equity (690)         (78)           588
Corporate 1,458       3,743       670
Merger Related (211)         (635)         -
Net Income $557 $3,030 $1,258
37

Notes on non-GAAP financial measures
38
1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by CS remained on the balance sheet. Effective January 1, 2010, the
Firm adopted accounting guidance that required the Firm to consolidate its Firm-sponsored credit card securitizations trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010.
The presentation of CS results prior to January 1, 2010 on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase used the concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans.
2. The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and loans from the Washington Mutual Master Trust, which were consolidated on the Firm's balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $4.9 billion, $2.8 billion, and $1.6 billion at December 31, 2010, September 30,
2010, and December 31, 2009, respectively.
3. Basel I Tier 1 common ratio is Tier 1 common divided by risk- weighted assets. Tier 1 common is defined as Tier 1 capital less elements of capital not in the form of common equity – such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the
Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with the other capital measures to assess and monitor its capital position.
4. Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities.
ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE and is, in management’s view, a meaningful measure to assess the Firm’s use of equity.
5. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees.

February 15, 2011 C O M M E R C I A L B A N K I N G Todd Maclin, Commercial Banking Chief Executive Officer * * * * * * * * * *

Agenda 1 Business performance 1 Current environment 8 Growth opportunities 12 2011 and 2012 outlook 18

BUSINESS PERFORMANCE

($ in billions, except where noted)		2005	2010	Growth
Step change in scale and reach	US Company Coverage[1]:	73%	86%	
	Loan Balances:	$48	$97	102%
	Liability Balances:	$66	$139	110%
	Gross IB Revenue:	$0.6	$1.3	142%
Doubled earnings	Revenue:	$3.5	$6.0	73%
	Operating Margin:	$1.6	$3.8	135%
	Net income:	$1.0	$2.1	119%
Improved returns	ROE[2]:	19%	26%	
	Revenue / Relationship[3] (000's):	$122	$211	72%
	Revenue / Banker ($mm):	$2.8	$5.7	103%

How we got here – A few new businesses and steady organic growth

2005
2006
2007
2008
2009
2010
Formed Chase Capital
BONY acquisition
WaMu acquisition adds Commercial Term Lending and doubles Community Development Banking
Entered 9 new markets across 5 new states with Middle Market expansion
Restarted Mortgage Warehouse Finance business
Purchased $3.5B loan portfolio

JPMORGAN CHASE & CO.

Commercial Banking transformation 2

Our core business principals remain the same
Bank strong companies with proven management teams
Maintain long-term  client relationships; average Middle
Market relationship tenure is over 14 years
Minimize concentrations in any industry or geography;
maintain granularity
Capitalize on JPMorgan Chase’s extensive and
differentiated product suite to meet client needs
Actively refer our customers to other LOBs
Instill a culture of sensible spending
Aggressively address variable expenses in downturns
Expense management
Cross-sell entire firm
Underwrite on only strong principals
Stop when the market is irrational; return when market
has rationalized
Pre-determined circuit breakers in place
Manage real estate
and cyclical exposures
through-the-cycle
Continuous investment
in growth
Invest in new markets and businesses to expand
presence and market share
Aggressively cover target markets
Client selection
3

BUSINESS PERFORMANCE

CAGR: 12%
CAGR: 3%

CAGR: 17%

JPMORGAN CHASE & CO.

26%
16%
20%
17%
18%
28%
19%
10%
15%
20%
25%
30%
2005 2006 2007 2008 2009 2010
$3,488
$3,800
$4,103
$4,777
$5,720
$6,040
$1,856
$1,979
$1,958 $1,946
$2,176 $2,199
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
2005 2006 2007 2008 2009 2010
Revenue Expense
Steady profitable growth and high efficiency
Overhead ratio
Revenue ($ in millions)
36%
38%
41%
48%
52%
53%
30%
35%
40%
45%
50%
55%
60%
2005 2006 2007 2008 2009 2010
Target: 20%+/- Target: <40%
$951
$1,010
$1,134
$1,439
$1,271
$2,084
$500
$1,000
$1,500
$2,000
$2,500
2005 2006 2007 2008 2009 2010
Net income ($ in millions)
Note: 2005 ROE of 19% based on $5.1 billion of equity to be consistent with Basel I methodology applicable beginning in 2006
Return on equity
4

BUSINESS PERFORMANCE

CAGR: 16%
CAGR: 15%

JPMorgan Chase & Co.

Strong revenue growth despite low rate environment
CB product revenue
Lending
$1,215
Treasury
Services
$2,062
IB/other
$211
Treasury
Services
$2,632
IB/other
$659
Lending
$2,749
2005 Revenue 2010 Revenue
59%
6%
35%
Loan and deposit growth (Average, $ in billions)
$3.5B
$6.0B
$66
$74
$88
$103
$113
$139
$97
$48
$54
$61
$82
$107
$40
$60
$80
$100
$120
$140
$160
2005 2006 2007 2008 2009 2010
Deposit Balance Loan Balance
Loan and deposit spreads
0%
3%
2005 2006 2007 2008 2009 2010
Deposit Spread Loan Spread
Increased loan spreads
helping to offset low interest
rate environment
44%
11%
45%
5

BUSINESS PERFORMANCE

CAGR: 17%

JPMORGAN CHASE & CO.

Strong cross-sell has significantly increased fee revenue
Non-interest revenue – CB reported ($ in millions)
Non-interest revenue / Total revenue trend
36%
Best-in-
Class
peer
36%
$986
$1,073
$1,263
$1,481
$1,817
$2,200
$500
$1,000
$1,500
$2,000
$2,500
2005 2006 2007 2008 2009 2010
47%
11%
48%
Note:  Peer group comparison includes CB-equivalent segments at BAC, COF, CMA, FITB,  PNC, STI, USB, WFC
CB reported
Fees from CB clients booked in
other LOBs
Peer median
Best-in-Class peer
28%
Peer
median
36%
32%
31%
31%
28%
28%
0%
10%
20%
30%
40%
2005 2006 2007 2008 2009 2010
Note: Average product per relationship excludes CTL
8.1
7.4
7.2
7.0
2007 2008 2009 2010
Product sales to CB customers include TS,
IB, AM, and Commercial Card
Total CB NIR / Revenue vs. peers Average products per relationship
6

Return on equity: Chase CB vs. peers

Best-in-class ROE for three consecutive years
Peer Average
Best-in-Class
Chase CB
30%
25%
20%
15%
10%
5%
0%
-5%
28%
28%
23%
19%
21%
25%
18%
20%
17%
16%
20%
15%
7%
16%
15%
-1%
26%
23%
13%
2005
2006
2007
2008
2009
2010

Note: ROE peer average reflects CB equivalent segments at BAC, CMA, KEY, PNC, USB
Best-in-class peer reflects peer bank with top metric for given year
2005 ROE of 19% based on $5.1 billion of equity to be consistent with Basel I methodology applicable beginning in 2006

Overhead ratio: Chase CB vs. peers

Overhead Ratio equal to best-in-class
Peer Average
Best-in-Class
Chase CB
55%
50%
45%
40%
35%
30%
53%
45%
33%
52%
45%
33%
48%
47%
35%
46%
41%
35%
46%
38%
34%
43%
36%
36%
2005
2006
2007
2008
2009
2010

Note: Peer averages for overhead ratio include CB-equivalent segment at BAC, CMA, FITB, KEY, PNC, USB, WFC
Best-in-class peer reflects peer bank with top metric for given year

Net charge-off ratio: Chase CB vs. peers

CB Peak charge-offs well below peer average
Chase CB
Peer Average
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.05%
0.14%
0.05%
0.16%
0.07%
0.28%
0.35%
1.35%
1.02%
2.23%
0.94%
2.02%
2005
2006
2007
2008
2009
2010

Note: Peer averages NCO ratio includes CB-equivalent segment or wholesale portfolio at BAC, CMA, FITB, KEY, PNC, USB, WFC

Nonperforming loans ratio: Chase CB vs. peers

CB NPLs consistently lower than peers
Chase CB
Peer Average
4.50%
3.75%
3.00%
2.25%
1.50%
0.75%
0.00%
0.57%
0.46%
0.23%
0.41%
0.24%
0.89%
0.89%
2.07%
2.87%
4.21%
2.02%
3.18%
2005
2006
2007
2008
2009
2010

Note: Peer averages NPL ratio includes CB-equivalent segment or wholesale portfolio at BAC, CMA, FITB, KEY, PNC, USB, WFC
2005, 2006, & 2007 Chase CB NPL ratio based on average loans, all other periods based on ending loans

BUSINESS PERFORMANCE

JPMORGAN CHASE & CO.

Best-in-class performance among peer group 7

Agenda 8 Current environment 8 Business performance 1 Growth opportunities 12 2011 and 2012 outlook 18

Chase CB C&I Declined 31%...
...before rebounding 8%
Industry C&I Loans Down 29%...

2 Year CAGR: 15%

Steady Decline

CURRENT ENVIRONMENT

JPMorgan Chase & Co.

25%
35%
45%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
1.45%
1.75%
2.05%
2.35%
2.65%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Market share appears to be driving our growth
Loan volume (Chase CB $ in millions, Industry C&I $ in billions)
Utilization rates
1,232
1,291
1,361
1,463
1,534
1,584
1,219 1,213 1,216
61,270
58,312
54,041
50,803
47,792
46,815
47,420
50,813
48,235
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
1,000
1,100
1,200
1,300
1,400
1,500
1,600
1,700
1,800
1,900
Industry C&I Loans CB C&I Loans
Source: C&I loans from the Federal Reserve; data released on a one week lag
Loan spread trend
…before stabilizing
9
Stabilization

Non-performing loan ratio by quarter
Credit performance continues to improve
0.22%
0.40%
0.48%
0.67%
1.11%
1.92%
0.96%
0.74%
0.89%
1.16%
0.68% 0.75%
0.00%
0.50%
1.00%
1.50%
2.00%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Net charge-off ratio by quarter
50bps through-the-cycle NCO ratio
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
0.72%
0.89%
1.38%
1.99%
2.26%
2.87%
3.13%
3.22%
3.00%
2.02%
Approximately 50% of
NPLs are current on
principal and no more
than one interest
payment behind
Total NCO ratio
NCO ratio excluding
impact of asset sales
10

CURRENT ENVIRONMENT

Credit exposure by industry subsector[1]

Total exposure

State Governments 14%
Public Colleges & Universities 12%
Utilities 10%
Airports 6%
Housing Programs 4%
Other 6%
Local Governments 26%
Primary & Secondary Education 22%

$9.7B

Credit exposure by product[1]

Total exposure

Bond Liquidity Programs 10%
Letters of Credit 24%
Com'l Paper Liquidity Lines 2%
Standby purchase agreements <1%
Other Unfunded Commitments 10%
Drawn Loans (Funded) 54%

$9.7B

[1] Exposure as of December 2010

JPMORGAN CHASE & CO.

Monitoring exposure to States and Municipalities
Municipal portfolio overview
$9.7B represents 5% of total $187B CB
exposure
Granular portfolio – ~2,000 clients
Primarily shorter-term debt allows for frequent
re-evaluation
– 74% under 5 year maturity
Attractive risk characteristics
Typically state constitutions prioritize debt
service coverage as the 1st
or 2nd
budget  item
Portfolio primarily supports essential services
with stable funding
– Public Education
– Municipal Utilities
– Public Transportation
Legal balanced budget requirement in all states
but one (Vermont)
General obligation debt to local governments
viewed as secured given the municipality’s ability
to levy and collect taxes
Portfolio and risk profile
11

Agenda 12 Growth opportunities 12 Business performance 1 Current environment 8 2011 and 2012 outlook 18

Expansion and out-of-footprint markets create a huge opportunity
Expansion and out-of-footprint presence
Hire the right people Select the right clients Maximize the relationship
Operational expansion state market
2011 Build-out market
Out-of-footprint market
Central
175
Northeast/
Mid-Atlantic
290
South
293
Mountain
68
Expansion
142
Midwest
168
National
Businesses
391
#
2010 Middle Market client conversions
13

Progress Opportunity
Expansion markets¹
Opportunity¹
Progress¹
Only starting to tap market potential
1 Middle Market prospects only, does not include other CB LOB efforts in expansion states
2 Market equivalents based on target companies with $10mm -$1B in revenue. Source: D&B as of 3Q10
Out-of-footprint markets
Long-term CB pretax income
opportunity of $650-800mm
New markets roughly equivalent to
adding²:
1 Chicago
3 Dallas
3 Denver
3 Salt Lake City
1 Houston
1 Columbus
Over 4,700 prospects; finding new
ones daily
Out-of-footprint markets roughly
equivalent to covering:
3 Houston
3 Columbus
1 Dallas
1 Fort Worth
1 New Orleans
1 San Antonio
Over 2,200 prospects
More than 200 fully dedicated CB
resources
Over $1B in loans; expect to double
in 2011
Over $1B in liabilities; expect to
double in 2011
Expected to be fully self-funded in
2011 (third year into effort)
Over 40 Commercial Bankers
covering these markets
Nearly 1,000 relationships across
these markets
14

GROWTH OPPORTUNITIES

CAGR = 24%
CAGR = 49%

JPMorgan Chase & Co.

International provides growth and differentiates from the competition
International client coverage
International deposit growth
$958
$1,581
$2,834
$4,553
$5,906
$7,148
2005 2006 2007 2008 2009 2010
Existing Banker Location
Additional 2011 Bankers
Client Coverage
Avg. balance
in millions
CB clients covered overseas
2,145
1,677
1,329
1,080
890
744
2005 2006 2007 2008 2009 2010
Note: Includes Canada; average deposits of $1,687mm in 2010
15

GROWTH OPPORTUNITIES

CTL Loan Balances

1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

JPMORGAN CHASE & CO.

$4
$5
$6
$7
$8
$9
$10
$11
$12
$13
$14
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
$25
$30
$35
$40
$45
REB Loan Balances CTL Loan Balances
Well positioned to take advantage of the improving Commercial Real Estate cycle
Commercial Term Lending loan pipeline ($ in millions)
Real Estate Banking loan balances (EOP - $ in billions)
Commercial Term Lending balances flat while
reduction in Real Estate Banking balances leaves
capacity for opportunistic growth
Retail
11%
Office
9%
Industrial
6%
Multifamily
68%
CB CRE exposure - $52B
Other CRE1, 6%
$0
$800
$1,600
$2,400
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Commercial Term Lending
pipeline up more than 450% in
2010
1
Other CRE includes Hospitality, Subscription IP, Commercial Land, and misc. other
Industry-wide apartment rent rates2
$900
$930
$960
$990
$1,020
Underlying apartment rents increasing
Granular
Multifamily
portfolio with over
34,000 clients
Majority of CRE exposure is multifamily
2  National Effective Rent Rate, Source REIS
1 Exposure as of December 2010
16

GROWTH OPPORTUNITIES

CAGR = 19%

JPMorgan Chase & Co.

Gross IB revenue from CB clients ($ in millions) Gross domestic Investment Bank fees – Total JPM
Gross domestic Investment Bank fees – Total JPM
Investment Bank revenue remains a key cross-sell opportunity for Commercial Banking
Win percent for IB deals pitched to CB clients
$1,335
$1,163
$966
$888
$716
$552
2005 2006 2007 2008 2009 2010
0% 100%
Total
Loan Syndications
M&A
Equity
High Yield
Investment Grade
Other
76%
CB
24%
…and accounted for almost a quarter of the
firm’s gross domestic IB fees in 2010¹
IB revenue generated from CB clients has grown
steadily…
Historically high win rate when pitching deals to
CB clients
0%
100%
Pitch Rate
Efforts underway to increase pitch rate for
further IB revenue growth
Opportunity
2010 Pitch
Rate
1  24% calculated based on Gross IB revenue for SLF, M&A, Equity Underwriting, and Bond Underwriting, which make up $904MM of the total
$1,335MM Gross IB revenue
Win Rate
Increasing pitch
rate will drive
revenue growth for
both CB and IB
17

Agenda 18 2011 and 2012 outlook 18 Business performance 1 Current environment 8 Growth opportunities 12

2011 and 2012 outlook
Continued growth
Market expansion
New client conversion
International
Investment Bank cross-sell
Commercial real estate
More normalized environment = more normal spread earned on deposits
Continued credit improvement
Net charge-offs leveling off; moving toward 50bps through the cycle
Current reserve levels adequate
Improve efficiency
Growth in front line staff to drive revenue
Investing in technology and operations to improve efficiency and client experience
2011 and 2012 outlook
19

2011 AND 2012 OUTLOOK

Gross IB revenue of $2B

New target: $2 billion
Old Target: $1 billion
$2,000
$1,500
$1,000
$500
$0
$552
$716
$888
$966
$1,163
$1,335
2005
2006
2007
2008
2009
2010

Overhead ratio below 35%

55%
50%
45%
40%
35%
30%
53%
52%
48%
41%
38%
36%
Old target: <40%
New target: <35%
2005
2006
2007
2008
2009
2010

Return on equity of 20%+

30%
25%
20%
15%
28%
26%
New target: 20%+
19%
18%
17%
20%
16%
2005
2006
2007
2008
2009
2010

Note: 2005 ROE of 19% based on $5.1 billion of equity calculated using Basel I methodology applicable to 2006 equity

JPMORGAN CHASE & CO.

Commercial Banking performance targets 20

February 15, 2011 T R E A S U R Y & S E C U R I T I E S S E R V I C E S Mike Cavanagh, Chief Executive Officer Treasury & Securities Services * * * * *

2010	

TREASURY & SECURITIES SERVICES
JPMORGAN CHASE & CO.

Global Custody
Fund Administration
Broker-Dealer Services
Depositary Receipts
Treasury & Securities Services (TSS) – a global leader in transaction banking
Offering global scale and breadth . . .
~25,000 clients across 140+ markets
Essentially all of JPM’s major wholesale clients
~50% of revenue generated outside of U.S.
~29,000 employees around the world
(~50% outside of U.S.)
Treasury Services (TS)
2010 Reported revenue:  $3.7B
2010 Firmwide revenue: $6.6 B
TSS – Global cash, securities servicing, and trade business comprised of:
Worldwide Securities Services (WSS)
2010 Revenue:  $3.7B
. . . with attractive financial characteristics
Cash Management
Global Payments and Clearing
Working Capital Optimization
Trade
Revenue $7.4B
Pretax income $1.7B
Pretax margin 23%
Equity capital $6.5B
Return on equity 17%
Liability balances $248B

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

Generated 44% of $6B in revenue
from sale of TS products in 2010
80%+ of CB clients use at least
one TSS product
TSS – a central business within JPMorgan Chase
Treasury &
Securities
Services
Leverage common DDA platform
Business Banking clients use TS
services
Extensive branch network
supports TS client  collection
needs
Retail Financial Services
TSS distributes Commercial
Card products to clients
Card Services manufactures
products on its global platform
Card Services
TSS is the largest distributor of
AM money market funds –
$104B as of 2010
One of the largest WSS clients
Source of referrals to WSS (e.g.,
pension funds)
Commercial Banking Asset Management
Key partner on the Global Corporate Bank
(GCB) initiative for international expansion
Collaborate on Prime Custody and FX
Share ~2,800 common clients including
MNCs and investors
Shared capital and credit infrastructure
Investment Bank

TREASURY & SECURITIES SERVICES
JPMORGAN CHASE & CO.

Normalization of interest rate levels
TSS earnings growth will come from three key sources
Higher operating margins through
greater efficiency
Growth in higher-margin international
business
2010 Target
23% 35%+/-
Pretax margin

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

TSS earnings will grow significantly in a normalized rate environment
Current NII run rate reflects the full
impact of today’s low rate
environment
While highly stable over time, TSS
liability balances are mainly floating-
rate – indexed to 1-month LIBOR or
Fed Funds
Assets invested in floating rate and
mostly short-term instruments –
minimal rate or duration risk
First 100bps increase in 1-month
LIBOR results in ~$300mm to
$350mm of incremental NII as spread
compression is recaptured
1-month LIBOR
Estimated improvement in net interest income
100bps
~$300mm to
$350mm
10-year swap rate
100bps
< $50mm

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Premier client franchise
70 of top 100 global asset
managers
WSS – strong market position with the resources to grow
15 of top 25 U.S. life insurers
6 of top 10 sovereign wealth
funds
#2 Globally with $16.1T in
AUC
~17% market share of top
10 global custodians
~60% Fixed Income /
~40% Equities
#2 in U.S. Broker-Dealer
Clearing
Direct custody in 8 markets
#3 Globally with $7.3T in
AUA
#2 Globally in Private
Equity with $309B in
AUA
#2 in number of
sponsored ADR shares
with 9.7B shares
3 of 5 world’s largest DR
programs
Global Custody
Broker-Dealer
Services
Global Fund
Services
Depositary
Receipts
5

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

2005 2008 2010
WSS earnings have been significantly impacted by market forces in recent years
2005 revenue indexed to 100
100
271
86
Balances continue to recover
modestly, but a return to peak
levels not expected
Lower demand by broker-dealers
and hedge funds due to
deleveraging and glut of U.S.
Treasuries
67
31
39
68% drop
600bps of
margin
Securities Lending revenue and spreads (bps)
Spread (bps)
Securities Lending revenue
6

Top Line
Bottom Line

TREASURY & SECURITIES SERVICES
JPMorgan Chase & Co.

WSS focus: Grow earnings by deepening wallet penetration of core clients and improving margins
Re-engineer core platforms and operations (e.g.,
sec. lending, custody, utilities)
Streamline offerings and platforms (e.g., firmwide
clearing and asset servicing utility)
Componentized our offering to exactly match client
needs and provide flexibility
Enhance client service and experience – grow
wallet share with our top 200 clients
Acquire new names from target markets
Expand geographic footprint – selectively build out
local capabilities
Expanded asset class support  (e.g., ETFs, Real
Estate, Loan Servicing, Derivatives)
Full support for complex investment strategies
Refined product capability to enable clients to
attract new assets and manage their risk
Re-price / re-design unprofitable deals to achieve
target returns
Price new business based on rigorous assessment
of complexity and cost
Strong sales pipeline – 16%
higher than previous year
Continued investments in
innovation and client
experience
Operating efficiency and
pricing initiatives rolled out
in 2011 – margin impact
largely in 2012 and 2013
Client penetration
Creative solutions
Operating
efficiency
Pricing discipline
7

FRANKLIN TEMPLETON INVESTMENTS

~1970
IB provides Fixed Income Trading services in the U.S.

1984
WSS wins Custody business

1994
Opens off-shore SICAV account; **WSS** becomes custodian and provides cash mgt. services

1998
IB becomes a lead credit bank after structuring revolving credit line

2006
WSS starts providing Private Equity Fund Services for a flagship sub-brand

2008
IB adds Prime Broker relationship following Bear Stearns acquisition

2009
IB is lead bookrunner for first international fund redemption credit facility

2010
TS advises on model to support retail payments in emerging markets

2010
WSS chosen to provide securities lending services for U.S. & Lux. Funds

Assets Under Custody $200B+

Client relationship today

- Top 25 client for the firm (IB, TSS and AM)
- 50+ product categories across TSS and IB
- Service across ~100 markets

~1970 — **2011**

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Deep and broad relationship spanning WSS and the firm 8

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

WSS – already a global business and continuing to grow outside the U.S.
~15%
Global positioning
~5%
Global custody network covers 90+
markets
Client service and relationship
management in 30 markets and growing
Clearing on 40+ exchanges and 57 OTC
markets
#1 and #3 market positions in Luxembourg
and Dublin offshore centers, respectively
Direct custody in 8 markets, with plans to
expand in targeted markets – recently
completed acquisition of ANZ local custody
in Australia
Developed Markets Emerging Markets
AUC growth (2007 – 2010 CAGR)
~4%
~13%
~5%
Global revenue mix – 2010
Total = $3.7B
North
America
~40%
~35%
Europe
Middle East
and Africa
Asia Pacific
and China
Latin America
~25%
9

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

TS – strong market position with the resources to grow
#1 (tied) in Corporate Cash
Management
Based on penetration of U.S.
Large Corporates
#1 in U.S. ACH origination with
2.9B items (> 20% market
share)
Global Presence
Clients in 140+ markets
Capabilities in 36 markets
Presence in 46 markets
#1 Globally with > 20%
market share
Leading global Financial
Institution franchise
#1 U.S. Bank in Letters of
Credit outstanding
USD Clearing
Trade
U.S. Cash
Management
International
Footprint
Premier client franchise
70% of the global Fortune 500 World’s top 25 banks 9 of 10 largest central banks
10

TREASURY & SECURITIES SERVICES

Top Line

Bottom Line

JPMORGAN CHASE & CO.

Working capital solutions across Trade, Supply Chain
and Cash
Building best-in-class treasury / client access platform
– greater visibility for our clients
Pre-paid and bill-pay platforms to capture card-based
consumer payments
Client service best practices across markets as we
grow internationally
Integrated local coverage and service
Simplified on-boarding / implementation
Re-engineering and streamlining platforms and
processes (e.g., imaging, offshoring)
Increased scalability and continued resiliency of core
platforms as volumes grow
Local lending in key markets via Global Corporate
Bank initiative against core clients
Deeper sales coverage in key markets (e.g., China,
Brazil, India, Middle East)
Fully integrated international footprint and platforms
(e.g., Russia, South Africa, Saudi Arabia)
TS focus: Grow earnings by extending our international footprint while leveraging best-in-class client service and driving efficiency measures
Double-digit annual growth
rates in international
revenue
Higher margins driven by:
International growth
Operating efficiencies
11
International
growth
Innovation and
capabilities
Best-in-class
experience
Operating
efficiency

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

TS heavily penetrated in the U.S. and with global
Financial Institutions
~3,200 core clients are spread around the world –
~75% headquartered outside North America
Strategy is to continue to grow international
revenue with core clients
Our growth in TS will be driven by capturing our existing clients’ international wallets
~75% of global TS wallet is outside North
America
(vs. ~40% of TS revenue)
Meaningful opportunity for TS to grow its
international revenue and business profile
NA / Europe MEA APAC LatAm
TS revenue growth by region (2007 – 2010 CAGR) Global revenue mix – 2010
Total = ~$200B
North
America
Europe, Middle
East and Africa
Latin America
~75%
~3%
~5%
~13%
~23%
12
Asia Pacific
and China

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Extend network and footprint in key
countries (e.g., China, Russia)
Continue to serve clients in other markets
through network partners (e.g., Pakistan,
Peru)
Continue rollout and enhancements of
international deposit and payment systems
Build out international cash concentration
and investment platform
Enhance financing, transaction
processing and structured trade solutions
(e.g., supply chain)
Build globally integrated multi-language
trade platform
Aggressive build-out of international TS capabilities is well underway…
Strong global network
10 locations added in last
3 years
19 locations to be added
by 2013
Integrated product platform
and operating model across
footprint
Best-in-class working capital
management solutions
Footprint
Cash management
capabilities
Trade and working
capital
13

CAT

Levi's

एअर इंडिया
AIR-INDIA

SHINHAN
BANK

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

…and we are already winning in the international marketplace
Client Need
Support suppliers amid
difficult financial markets
without compromising CAT’s
financial flexibility
JPM Solution
Supply chain finance program combining
standardized payment terms, better visibility, and
JPM financing for key suppliers
Enrolled hundreds of U.S. and European
suppliers; expanding to Latin America and Asia
Client Need
Centralize and rationalize
European payables and
receivables
JPM Solution
Integrated cash management and liquidity
structures across 15 countries and 11 currencies
Improved investment of cash; streamlined and
reduced cross-border transaction costs
Client Need
Capital to purchase 11
Boeing aircrafts in a
challenging financial
market
JPM Solution
Underwrote entirety of $1.1B structured trade loan
Leveraged 45-year relationship with Export-Import
Bank of the United States to secure a loan
guarantee mitigating J.P. Morgan’s risk
Air India will save over $30mm in interest costs
Client Need
Offer its corporate clients
renminbi (RMB) clearing services
as Korea’s trade volumes with
China continue to grow
JPM Solution
Fast and efficient clearing of cross-border trade
payments with China
Reduced operating costs and mitigation of foreign
exchange risk
14

Global revenue mix – 2010

Latin America
~40% Emerging Markets
~10%
~23%
North America
Asia Pacific and China
~25%
~6%
~36%
Europe
Middle East and Africa
Total = ~3,200 clients

Corporate banker coverage (number of bankers)

US
Non-US
98
60
38
177
122
55
235
170
65
~300
225
75
2009
2010
2011
2012

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

GCB is at the center of our international expansion strategy with our core wholesale clients
~3,200 clients – mostly pre-existing relationships
Typical profile:
Large and leading global Corporates,
Financial Institutions, and public sector entities
Significant presence outside of home country
Complex set of needs, requiring solutions
across IB, TSS and AM product sets
Build broad relationships with J.P. Morgan
wholesale clients
Client account planning
Opportunity identification
Cover relationship at headquarters and local
operating unit level
Assess client credit needs and align with wallet
opportunity
15

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

The international wholesale opportunity is compelling and J.P. Morgan is one of the few who can capture it
Supporting significant growth
of international profits from
GCB clients
Additional ~$1B of annual
pretax income in 5 years
Doubling international
profits through these clients
Increased earnings
embedded in the financials
and long-term plans of TSS
and IB
Rigorous account planning against top clients validates
significant opportunity across both TSS and IB flow
products
International wallet of developed markets MNCs
(largely existing clients)
Additional opportunity to serve EM-based top-tier
companies both internationally and in the U.S.
Opportunity
Requirements and approach
Coordinated build-out of international capability within
TSS, IB and AM
Increased lending to these clients, leveraging existing
credit underwriting infrastructure
GCB coverage and related expenses not material
relative to global capability build within TSS and IB
Credit and coverage expenses split 50 / 50 between
TSS and IB
16

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

In summary…
Treasury Services and Worldwide Securities Services are very attractive businesses in which we have leadership positions
Treasury Services and Worldwide Securities Services are critical to our wholesale client franchise and our international growth plans
Earnings will increase substantially as:
Operating efficiency improves;
Growth initiatives are achieved, especially internationally; and
Interest rates rise
Committed to long-term success in these businesses
17

February 15, 2011 R E T A I L F I N A N C I A L S E R V I C E S Charlie Scharf, Retail Financial Services Chief Executive Officer * * * * *

Retail Financial Services – earnings summary
($ in millions)
Consistently strong earnings power and potential of underlying businesses
Repurchase losses will reduce over time and Real Estate Portfolios will make a positive contribution to earnings and capital over time as credit losses are reduced
2005 2006 2007 2008 2009 2010
Retail Banking $1,645 $1,922 $2,245 $2,982 $3,903 $3,614
Mortgage Banking, Auto & Other Consumer
Lending (excl. repurchase losses)
803 377 824 1,441 2,634 3,101
Subtotal $2,448 $2,299 $3,069 $4,423 $6,537 $6,715
Repurchase Losses (4) (4) (5) (155) (991) (1,696)
Real Estate Portfolios 983 918 (139) (3,388) (5,449) (2,493)
Retail Financial Services $3,427 $3,213 $2,925 $880 $97 $2,526
1

Strong underlying performance in Retail Banking, Mortgage Banking and Auto
Repurchase losses and Real Estate Portfolios headwinds remain
Underlying businesses positioned to deliver target ROEs
Retail Banking will be negatively affected by Durbin…but will earn back over time
Mortgage Banking will settle back to 15% returns post-refi boom
Auto back to 15%+ returns (excluding reserve actions)
Real Estate Portfolios – smaller overall dollars but 15% returns
Retail Financial Services – earnings summary
($ in millions)
4Q10 Target
4Q09 3Q10 4Q10 ROE ROE
Retail Banking $1,027 $848 $954 37% 40%+/-
Mortgage Banking, Auto & Other Consumer
Lending (excl. Repurchase losses) 679 1,060 780 38% 15%+/-
Subtotal $1,706 $1,908 $1,734 38%
Repurchase Losses (413) (853) (203) NM
Real Estate Portfolios (1,692)            (148)               (823)               -34% 15%+/-
Retail Financial Services ($399) $907 $708 10% 30%+/-
2

4Q10 results included significant negatives
Credit and repurchase losses and other mortgage-related expenses will reduce over time improving earnings
Portion of reserves released will become capital
Capital will be freed up as Real Estate Portfolios run off
After-tax
($mm)
EOP
Reserves ($B)
Potential Excess
Capital ($B)
Mortgage Banking
Foreclosure Delay Costs ($218)
Repurchase Expenses¹
(203)          3.0
Sub-total ($421) $3.0
Real Estate Portfolios
Foreclosed Asset Expenses ($131)
Total reserve actions²
(687)
Non purchased credit-impaired LLR 9.7
Sub-total ($818) $9.7
Total ($1,239) $12.7 $10 +/-
Memo:
Purchased credit-impaired LLR $4.9
Purchased credit-impaired fair value mark
3
$13.3
3
1  RFS only. Excludes EMC
2  Excludes the impact of a one-time $632mm adjustment in 4Q10 related to the timing of when the   Firm recognized charge-offs on delinquent loans
3   Remaining mark net of liquidation losses

Agenda Page 4 Credit 4 Strength of the franchise and growth opportunities 20 Strategic implications of legislation and regulation 39

NCOs
(annualized)¹
EOP Loan Loss
Reserves
Home Lending
2
$4,598 $9,653
Auto $282 $480
Student Loans³
386 419
Retail Banking 686 875
Other 24                      85
All Other $1,378 $1,859
Retail Financial Services $5,976 $11,512
Non credit-impaired ($ in millions)
Reserve adequacy
Net charge-offs1
vs. Loan loss reserve ($ in millions),  excl PCI
Total Home Lending reserves of $9.7B
(excluding WaMu purchased credit-
impaired)
4Q10 NCOs annualized (excluding one-
time impact) of $4.6B
Other consumer loan portfolios well
reserved
Loss guidance: Home Lending quarterly
losses expected to be $1.2B+/-
January actual losses lower
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000 NCOs Loan Loss Reserves
1 4Q10 net charge-offs exclude the one-time impact of the $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans
2 Net charge-offs exclude loans insured by U.S. government agencies
3 Net charge-offs represent full year 2010 actuals
Delinquencies and net charge-offs peaked
4Q09, significantly reduced 1H10 and
leveled off/modestly improved 2H10
Sustained reduction in net charge-offs
supports reserve actions

Reserve adequacy (continued…)
Agency repurchase exposure assessed and appropriately reserved
Repurchase losses life-to-date of $2.6B
End of period reserve balance of $3.0B; reserved for presented and probable future demands
– 2011 realized losses estimated at $1.2B +/-
Private label exposure – we have significant reserves
Repurchase reserves
Purchased credit-impaired
The current mark reflects ~$35B of lifetime losses
Current mark has roll rates ~flat through 2011 and improving in 2012
If roll rates remain ~flat through 2012, this would result in an incremental $1B+/-
impairment
Further economic deterioration (45% HPA and worsening roll rate) could result in an incremental $3B+/- in additional losses

Total loans
Non purchased
credit-impaired
Purchased
credit-
impaired
Home Equity
$116         $88          $28
Option ARM  39            8           31
Prime Mortgage  75           56           19
Subprime Mortgage  19           11            8
Total Home Lending portfolio¹
$249 $164 $86
    Fair value mark²
$13 NA $13
Home Lending carrying value 236 $164 73
Auto 48 48 NA
Student and other 15 15 NA
Total Consumer Lending portfolio $299 $227 $73
    Loan loss reserve (LLR) $16.5 $11.5 $4.9
    LLR as % of loans / LLR + FVM as % of UPB PCI NA 5.1% 20.8%
4Q10 Outstandings ($ in billions)
Consumer Lending portfolio
5.1% reserve ratio on non purchased credit-impaired portfolio
Purchased credit-impaired remaining mark and reserves of 20.8% - life of loan losses
Purchased credit-impaired portfolio is appropriately reserved for best estimate of remaining lifetime losses
1 Credit-impaired represents Unpaid Principal Balance (UPB) not book value
2 Fair Value Mark (FVM) remaining is the original mark reduced by liquidation losses realized
Note: Table above excludes prime mortgage loans and student loans classified as held-for-sale

1Q10 2Q10 3Q10
4Q10
Adjusted
2
4Q10
Home Equity
$1,126 $796 $730 $725 $792
Prime Mortgage
1
482 286 276 252 570
Subprime Mortgage
457 282 206 182 429
Total Home Lending
$2,065 $1,364 $1,212 $1,159 $1,791
Home Lending portfolio losses
1 Includes Option ARM
2 4Q10 net charge-offs exclude the one-time impact of the $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans
Net charge-offs peaked 4Q09; significantly reduced in 1H10 in line with HPI and unemployment level stabilization; losses leveled off / modestly improved in 2H10
Total quarterly net charge-offs running at $1.2B+/-
Losses expected to reduce over time following delinquencies
Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio

CREDIT

Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11

Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11

Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11

JPMORGAN CHASE & CO.

Prime Mortgage delinquency trend ($ in millions)
Commentary
30-150 showing stability across
portfolios with some recent
improvements
150+ stabilized in mortgage portfolios
Consumer credit—delinquency trends
Excluding purchased credit-impaired loans
$0
$1,000
$2,000
$3,000
$4,000
$0
$1,300
$2,600
$3,900
$5,200
$6,500
$0
$1,000
$2,000
$3,000
$4,000
Note: Delinquencies prior to September 2008 are heritage Chase
Prime Mortgage excludes held-for-sale, Asset Management and Government Insured loans
30 – 150 day delinquencies
150+ day delinquencies
30 – 150 day delinquencies
30 – 150 day delinquencies
150+ day delinquencies
Home Equity delinquency trend ($ in millions)
Subprime Mortgage delinquency trend ($ in millions)

CREDIT

30+ delinquencies
NCL

30+ delinquencies
NCL

30+ delinquencies
NCL

30+ delinquencies
NCL

JPMorgan Chase & Co.

<80% current ECLTV 80 – 100% current ECLTV
Delinquency and losses peaked and stabilizing across all ECLTV segments
Home Equity
113 113
139
176
160
150
127
91
80
75
87
183
0
200
400
600
800
1000
1200
1400
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
0
100
200
300
400
500
600
21
52
167
279
481
407
361
314
216
251
239
535
0
200
400
600
800
1000
1200
1400
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
0
100
200
300
400
500
600
321
367
399
375
451
522
527
575
584
405
344
332
0
200
400
600
800
1000
1200
1400
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
0
100
200
300
400
500
600
Note: Data prior to September 2008 is heritage Chase
ECLTV = estimated combined loan-to-value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
Based on December 2010 curves
18 17
25
39
58
49
59
52
21
41
18
35
0
200
400
600
800
1000
1200
1400
1Q08 2Q083Q084Q081Q092Q093Q09 4Q091Q102Q103Q104Q10
0
100
200
300
400
500
600
100 – 150% current ECLTV >150% current ECLTV
30+ day delinquencies NCL $ 30+ day delinquencies NCL $
30+ day delinquencies NCL $ 30+ day delinquencies NCL $

Home Equity balances migrating to >100% CLTV peaked in 2008
($ in billions, excluding purchased credit-impaired)
$3.7
$7.7
$7.4
$7.6
$3.9
$1.0
$0.4
$0.9
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
1H07 2H07 1H08 2H08 1H09 2H09 1H10 2H10
New dollars moving into > 100% CLTV down from peaks in 2008
Although some $ are still moving >100%, rate has slowed; expect loss rate to be lower
Note: Graph based on Moody’s/Economy.com Case-Schiller. Baseline forecast as of December 2010

Home equity losses when exceed >100% CLTV
Note: Home Price Index, Moody’s/Economy.com Case-Shiller Forecast  as of December 2010
1  4Q10 net charge-offs exclude the one-time impact of the adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans
75 – 80% of losses generated by loans > 100% CLTV
Losses substantially down from peaks in 2009 on both a dollar and rate basis
Net charge-offs ($ in millions), non credit-impaired portfolio
Annualized
Loss Rates
Losses from
>100% CLTV 1H08 2H08 1H09 2H09 1H10 2H10
1H09
2H10
Balances as
of 12/10 ($B)
Pre 2007 $115 $145 $173 $136 $96 $ 72 28.8% 17.4% $0.8
1st Half 07 $261 $334 $415 $320 $227 $148 32.4% 17.6% $1.6
2nd Half 07 $295 $443 $649 $585 $451 $330 20.7% 14.7% $4.3
1st Half 08 $ 90 $209 $394 $ 407 $349 $260 11.8% 9.9% $5.0
2nd Half 08 - $89 $258 $298 $245 $198 7.3% 7.5% $5.1
1st Half 09 - - $100 $87 $92 $87 7.1% 6.9% $2.5
2nd Half 09
- - - $36 $26 $23 5.5% $0.8
Full Year 10¹
- - - - $34 $ 48 10.1% $1.2
Total >100% $761 $1,220 $1,989 $1,869 $1,520 $1,166 15.0% 10.7% $21.4
80-100% $161 $171 $277 $343 $315 $226 2.3% 2.5% $20.3
<80 $36 $42 $97 $107 $87 $63 0.3% 0.2% $46.7
Total    $958 $1,433 $2,363 $2,319 $1,922 $1,455 4.3% 3.2% $88.4

2nd Lien total — 90+ or NCO in 16 months

2nd Lien Status
Own the 1st
Service 1st, ≠ own
≠ Service
Current, ECLTV < 100%
3%
2%
3%
Current, ECLTV > 100%
16%
11%
10%
Current, Modified
30%
25%
23%
30-89 Delinquent
77%
73%
72%
90+ Delinquent
94%
91%
91%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

- No servicing conflict
  - 1st and 2nd lien mortgages are serviced independently of each other
  - Our servicing policies, processes and systems are applied consistently whether we own or service the 1st or 2nd mortgage
  - Modifications of 1st mortgages are done without regard to the status or ownership of a 2nd lien

Note: Excludes purchased credit-impaired loans
Serviced Only excluded Owned, Owned Only means portfolio 1st lien
1st Lien is 27% of HE NCI UPB, 2nd Lien where we don't service the 1st is 47% of HE NCI UPB
Rates based on balances at observation

CREDIT

JPMORGAN CHASE & CO.

Performance of 2nd liens is consistent whether we own, service or do not service the 1st 13

% of 2nd Lien That Went Delignuent

CREDIT

JPMORGAN CHASE & CO.

Equity is a driver of 2
nd
lien loss rates and delinquency timing
Timing of 2nd
Lien delinquency post 1st
lien delinquency- ECLTV
20%
30%
40%
50%
60%
70%
80%
90%
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Timing of 2nd Lien Delinquency post 1st Lien Delinquency
<=100% 100-125% 125+%
Performance of 2
nd
liens significantly
differentiated by ECLTV
There is some differentiation in performance
of 2nds behind modified vs. delinquent 1sts
~65% of 2
nd
lien 125+% ECLTV loans go
delinquent 3 months after the 1
st
lien vs.
~40% for <100%
~80% of 2
nd
lien 125+% ECLTV loans go
delinquent by 15 months after the 1
st
lien vs.
~60% for <100%
2nd
Lien and we service the 1st (26% UPB) — 90+ or NCO in 16 months
31%
27%
23%
3%
43%
30%
28%
8%
19%
15%
12%
1%
0% 10% 20% 30% 40% 50% 60%
2nd Current w/Delinquent 1st
2nd Current and Modified
2nd Current w/Modified 1st
1st and 2nd Current
Note: Excludes purchased credit-impaired loans
< 100% ECLTV > 100% ECLTV Total

Home Equity – performance of 2
nd
lien relative to 1st
lien
UPB as of 12/31/10 ($ in billions), non purchased credit-impaired portfolio
2nd Lien status
1st liens $24.4
2nd liens $64.0
Total $88.4
Current 1st / Current 2nd $58.3
Current 1st / Delinquent 2nd $0.3
Delinquent 1st and 2nd $1.4
Current 2nd / Delinquent or Modified 1st $4.0
Total $64.0

2nd Lien Home Equity UPB ($ in billions)

High Risk 2nd Liens ($ in billions)

Performing 1st and 2nd Liens
Delinquent 2nds
High Risk 2nds
$58.3
$1.7
$4.0
High Risk 2nds – 1st < 150+ DPD
High Risk 2nds – 1st 150+ DPD
High Risk 2nds – Modified 1st
$2.1
$1.0
$0.9

CREDIT
JPMorgan Chase & Co.

Performing 1st and 2nd Liens
CLTV UPB
Estimated Lifetime Loss
Rates
<=80% $25.4  ~ 1%
80-100% 14.5  4-5%
100+% 18.4 12-15%
Total
$58.3 5% +/-
High risk 2nds – performing 2nds behind troubled borrowers
Excluding purchased credit-impaired loans
High Risk 2nd Liens
1st Lien
Status UPB
Estimated Lifetime
Loss Rates
>100+%
CLTV
Modified    $0.9 ~50% 70%
<150+ DPD 2.1  ~60% 44%
150+ DPD
1.0 ~95% 59%
Total    $4.0 60% +/- 54%
We have considered the status of 1st lien and equity position of borrowers in our reserves
Total Home Equity reserves as of year end 2010 were $6.5B
Note: Grossed up based on 35% match rate
Note: Grossed up based on 35% match rate

Foreclosure and REO trends – serviced
Units in process of foreclosure
Units in REO
Foreclosure inventory will decline
as inflows decrease on lower
delinquencies and outflows
increase as foreclosure
remediation population is cleared
REO inventory forecasted to
increase in 1H11 with the
resumption of foreclosures in all
states
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Actual Forecast Remediation
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Actual Forecast Remediation

Estimated REO as a % of home sales – selected MSAs
REO as a % of home sales
1Q09 4Q09 4Q10 4Q12
Riverside 68% 46% 43% 18 - 28%
Sacramento 61% 37% 37% 19 - 31%
San Francisco 21% 10% 11% 6 - 10%
West Palm Beach 22% 11% 18% 12 - 18%
Washington DC 41% 21% 17% 11 - 18%
Miami 42% 23% 33% 23 - 35%
Ft Lauderdale 37% 29% 26% 18 - 28%
San Jose 45% 20% 17% 14 - 22%
Oakland 59% 31% 27% 21 - 33%
San Diego 50% 29% 27% 23 - 35%
New York 7% 7% 5% 4 - 7%
Phoenix 58% 35% 42% 32 - 45%
Long Island 10% 8% 4% 4 - 6%
Bridgeport 19% 10% 10% 10 - 15%
Los Angeles 49% 30% 27% 27 - 44%
Chicago 31% 23% 17% 16 - 26%
Houston 19% 16% 19% 18 - 31%
Dallas 25% 20% 25% 23 - 39%
Santa Ana 37% 18% 19% 26 - 41%
Seattle 13% 12% 15% 24 - 38%

Update on foreclosure process
Offered over 1mm modifications; 285,000 completed
Prevented foreclosures at 2x the rate of those completed
51 Chase Home Ownership Centers (CHOCs) – plan to add 25 more in 2011
6,000 loss mitigation counselors to assist borrowers, across the country
We make every effort to avoid foreclosure
Average delinquency at foreclosure is 14 months
Recent foreclosure sales showed the following customer/loan characteristics:
57% non-owner occupied, of which 52% were vacant at foreclosure
43% owner-occupied, of which:
– 25% were vacant at foreclosure
– 53% did not qualify for modification (e.g., High DTI, unemployed, etc.)
– 18% did not respond to modification outreach efforts or meet all permanent modification requirements
Key facts about foreclosures

Agenda Page 20 Strength of the franchise and growth opportunities 20 Credit 4 Strategic implications of legislation and regulation 39

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2008 2009 2010
0.10%
0.48%
0.86%
1.24%
1.62%
2.00%
Net Income ROA
Auto Finance
($ in millions)
Record net income and returns in 2010
Market share gained as competition weakened from 4.13% in 2008 to 5.45% in 2010;
originations increased 19% despite new vehicle sales declining by 12% since 2008
Portfolio loan spreads increased 50bps+/- reflecting change in mix and focus on higher return segments
Strengthened relationships with strategic manufacturing partners
Net income
excluding
LLR release

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

Mortgage Banking
($ in millions, except where noted)
Market share gains from 9.2% to 10.7%¹
Refi volumes remained high on low rate environment
Production revenue up on strong margins
Servicing revenue remained steady; includes strong MSR risk management results
Repurchase losses increased primarily due to $1.6B in reserve build
Default costs increased on higher headcount and foreclosure costs
2009 2010
Originations ($B) $150.7 $155.6
Net Income
Production excl. repurchase losses $995 $1,570
Servicing 1,196 695
Total $2,191 $2,265
Repurchase Losses (991) (1,696)
Total $1,200 $569
1  Source: Inside Mortgage Finance, 4Q09 and 4Q10, respectively. Full year 2009 and 2010 market share were 8.6% and 10.4% respectively

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

Strong franchise with consistent business focus
Consumer
Banking
Consistent business focus
Acquire and deepen
relationships
Build distribution
Customer service
Customer engagement
Leverage consumer growth
Home Lending
Auto
Returns first, growth second
Business
Banking
Focus on retail customers
Bank branch
Strategic markets
Correspondent
Strong positioning
Proven organic growth track
record
An institutional franchise
Industry leading brand
Industry leading footprint
Great and diverse customer
base
Industry leading products and
services

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

3.6
1.7
3.0
1.9
2.2
3.9
2005 2006 2007 2008 2009 2010
Personal bankers
21,715
7,067
15,825
7,573
9,650
17,991
2005 2006 2007 2008 2009 2010
Retail Banking — consistent organic growth
Strong growth through organic expansion and WaMu acquisition
25,712
10,839
9,995
24,499
8,793
27,252
2005 2006 2007 2008 2009 2010
CAGR 25% (hChase 11%)
WaMu
hChase
CAGR 25% (hChase 14%)
WaMu
hChase
Checking accounts (# in 000s)
4,324
3,734
3,506
2,922
2,592
2,229
2005 2006 2007 2008 2009 2010
CAGR 14% (hChase 13%)
Sales production per branch (in units)
CAGR 17% (hChase 9%)
Net income ($ in billions)
WaMu
hChase
WaMu
hChase
($0.4)B impact of
NSF/OD policy
changes

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

Strong and growing cross sell
Cross Sell (# of Products and Services)
6.97
7.01
7.07
7.16
7.21
4
4.5
5
5.5
6
6.5
7
7.5
4Q09 1Q10 2Q10 3Q10 4Q10
H - Chase
6.26
6.48
6.57
6.63
6.68
4
4.5
5
5.5
6
6.5
7
7.5
4Q09 1Q10 2Q10 3Q10 4Q10
Combined
5.35
5.76
5.87
5.88
5.94
4
4.5
5
5.5
6
6.5
7
7.5
4Q09 1Q10 2Q10 3Q10 4Q10
H – WaMu
Cross sell is a measure of penetration of products
and services within Retail Financial Services
households
The measure above counts each product and
service individually (e.g. A household with 2
checking accounts is counted as 2)

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

Organic branch expansion
All other branches
New builds
Note: Deposits adjusted to exclude large branches (+$1B) assumed to contain non-retail deposits
Note: Percentages represent deposit share by CBSA
Source: SNL Financial – FDIC deposit data as of 6/30/10
Seattle
1. Bank of America 20.0%
2. JPMorgan Chase 10.5%
3. Wells Fargo 9.1%
14.5%
Los Angeles
2. Wells Fargo
1. Bank of America 21.3%
3. JPMorgan Chase 9.8%
Houston
1. JPMorgan Chase 16.2%
2. Wells Fargo 12.9%
3. Bank of America
8.7%
Total United States
1. Wells Fargo
8.5%
2. Bank of America
7.8%
3. JPMorgan Chase
5.7%
Chicago
1. JPMorgan Chase 12.9%
2. BMO Financial 8.8%
3. Bank of America 5.4%
New York
1. JPMorgan Chase 16.7%
2. Citigroup 9.9%
3. Toronto-Dominion 6.9%
Miami
1. Wells Fargo 15.1%
2. Bank of America 14.1%
3. SunTrust 6.0%
4. JPMorgan Chase 5.9%
Dallas-Fort Worth
1. JPMorgan Chase 13.6%
2. Bank of America 11.3%
3. Wells Fargo 10.8%

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

Retail Banking – Strong presence in key deposit markets
Note: Deposits adjusted to exclude large branches (+$1B) assumed to contain non-retail deposits
Note: Percentages represent deposit share by CBSA
Source: SNL Financial – FDIC deposit data as of 6/30/10
Significant presence in 21 of the top 30
markets
These 21 markets represent 77% of
balances in top 30
Chase has 11% deposit share
Chase ranking - Top 30 CBSAs in footprint Not in footprint
CBSA Ranking CBSA
6 Philadelphia, PA
7 Boston, MA
8 Washington, DC
14 Saint Louis, MO
15 Minneapolis, MN
16 Pittsburgh, PA
19 Baltimore, MD
25 Kansas City, MO
28 Providence, RI
Total Deposits ($B) $604.8
CBSA Ranking CBSA
Chase Ranking
in Market
1 New York, NY 1
2 Los Angeles, CA 3
3 Chicago, IL 1
4 Miami, FL 4
5 San Francisco, CA 4
9 Houston, TX 1
10 Dallas-Fort Worth, TX 1
11 Atlanta, GA 17
12 Detroit, MI 2
13 Seattle, WA 2
17 San Diego, CA 3
18 San Jose, CA 3
20 Denver, CO 5
21 Phoenix, AZ 1
22 Tampa, FL 18
23 Cleveland, OH 8
24 Riverside, CA 3
26 Cincinnati, OH 7
27 Portland, OR 4
29 Bridgeport, CT 2
30 Milwaukee, WI 4
Total Deposits ($B) $2,043.5

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

Retail Banking — Continuous organic reinvestment (excl. WaMu)
Commitment to reinvest in our businesses drives continuous organic growth
1 Includes cumulative capital and operating expenses from 2006 to 2010
Investment % Growth in Investment Key Stats
(2006-2010) 2010 vs. 2006 (Cumulative 2006-2010)
New Builds¹
$3.9B 65% + 649 Branches; > 1,000 branches since 2002
Advertising and Marketing $1.4B 41% Excludes credit card brand spend
Sales Headcount - Same Stores $1.1B 234% + 6,200 Incremental sales headcount
Branch Signage / Interior upgrades $0.9B 23% +17,000 Branch projects completed
Debit Rewards $0.7B NA ~10.8mm Cards / ~5.9mm Rewards
ATM's $0.4B 41% + 4,300 ATMs
Technology development $0.2B 21% +100 Incremental technology headcount
Total Investment $ 8.6B 120%

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

52%
45% 45%
44%
46%
36%
41%
46%
27%
33%
26%
25%
31%
24%
32%
0%
10%
20%
30%
40%
50%
60%
Convenience Products Trust Innovative Momentum
Chase BAC WFC
53%
56%
47%
60%
63%
52%
0%
10%
20%
30%
40%
50%
60%
70%
Retail Footprint Heritage Footprint Rebrand Footprint
4Q09 4Q10
Source: Q4 2010 Brand Tracker; Retail footprint
YoY growth in Chase unaided brand awareness Industry leader in key consumer attributes – 4Q10
Chase brand – strength and positive momentum
Heritage and rebrand footprint
Convenience:  Offer more convenient branch and ATM locations
Products/Services:  Offer products and services that meet my needs
Momentum:  Is growing more popular
Trust:  Is a bank I trust
Innovative:  Offers innovative products and services
Awareness of a bank that offers checking

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMorgan Chase & Co.

Substantial opportunity to build branches in our current footprint
Current footprint and growth opportunities
Branch Share
(2010)
Branch Count
(2010)
Planned New Builds
(2011)
Potential New Builds
Over Next 5 Years
"Aggressive” Growth Areas
California 11.0% 771 525 - 700
Florida 4.7% 248 375 - 500
Other locations 4.0% 183 400 - 550
Total "Aggressive” Growth Areas 7.1% 1,202 150+ 1,300 – 1,750
All Other "Fill In“ and In-Footprint Markets 10.9% 4,078 50+ 200 – 250
Grand Total 8.3% 5,280 200 - 225 1,500 - 2,000

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

New build initiative ($ in millions)
2002 2003 2004 2005 2006 2007 2008 2009 2010
Branches Opened
35         59         124       146       125       127       126       117       154
Cumulative Branches Opened
35         94         218       364       489       616       742       859       1,013
$ contribution to 2010 pretax ($000s, per branch)1
$955 $877 $755 $532 $217 ($10) ($304) ($600) ($165)
New Builds making a positive contribution to pretax (2002-2006)
$284
New Builds not yet broken even (2007-2010)
($135)
Total contribution of New Builds
$148
New build economics
Almost 2mm checking accounts from new build portfolio
On average, branches breakeven at 30 months +/-
65 branches >36 months old have yet to break even
On average, new builds pay back within 3-5 years
54 branches >60 months old have yet to pay back
Contribution of new builds once seasoned is >$1mm per branch per year
~1,000 branches opened since 2002 will contribute $500mm +/- pretax by ~2013, and $1B+/-
pretax by ~2018
1 2010 includes partial year pretax impact of 2010 new builds vintage

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

New builds pretax earnings ($ in millions)

$1,500
$1,000
$500
$0
($500)
($1,000)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
New builds 2002-2010
New builds 2011 forward
Total new builds

New build economics
~1,000 new builds to date contribute $1B+/- in ~2018
Growing new builds to 200-225+/- in 2011, 300+/- in 2012 and 500+/- per year forward will create a drag on earnings but is a significant long term investment for growth

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

CHASE
QuickDeposit

CHASE
Paymentech

Chase checking balance is below $50.
Chase checking balance is below $50.
Transfer $100 from Savings Account.

JPMorgan Chase & Co.

2011 products and services innovation QuickDeposit Square’s card reader Instant Issue Debit 2 Way Instant Action Alerts 33

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

Up 253, or 53%

Up 26%

Up $820mm

JPMORGAN CHASE & CO.

Capturing the Business Banking opportunity in heritage WaMu footprint
WaMu branch productivity at Chase levels is a $1B+/- pretax opportunity
Capturing the opportunity by leveraging the Chase Business Banking model
Dedicated bankers to help small businesses in branches
Full suite of small business products for deposits, cash management, credit and payments, etc.
Significant progress has been made to date in banker productivity….
Average deposit balances per WaMu branch are still ~1/3 of Chase branches
Average loan balances per WaMu branch are still ~1/6 of Chase branches
But reaching full profitability targets will take several years
$7.3
$9.3
2009 2010
Deposit Balances ($B)
$58
$878
2009 2010
Loan Production ($mm)
731
478
2009 2010
Business Bankers

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

Stronger demand and changes in lending policy continue to drive significant small business lending growth
Business Banking loan originations ($ in billions)
$1.3
$3.0
$4.2
$3.9
$2.3
$4.7
$5.5
$6.9
2007 2008 2009 2010
Stated Income Verified Income
Key drivers of growth
Demand for small business loans grew in 2010
4Q10 applications up 40%+ vs. 1Q10
Pipeline for larger ticket loans (>$250mm) set a new record at >$2B in 2010
Refined credit policies and programs provided incremental credit to small businesses
Lowered debt service ratio requirements for established businesses
Increased focus on providing SBA financing to customers – Chase became the #1 SBA lender by loan units
Launched an automatic second review process
Launched promotions for waiving upfront fees on certain loans (e.g., Owner Occupied Real Estate)

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

CHASE | PRIVATE CLIENT

JPMORGAN CHASE & CO.

Affluent banking opportunity is significant; we have a program to serve these clients
$500k - $5mm of wealth
70% of assets are in investments
67% visit the branch quarterly
1.8mm Affluent clients in the Consumer Bank
Chase Households
20mm Total
$2.6T
Wealth
1.8mm
Total Wealth
$3.8T Total
The opportunity: 10% of clients with 70% of wealth
Significant opportunity to capture more wallet share
We have only 5% share of wallet, including only
2% of the investment wallet
Dedicated teams of Personal Bankers,
Investment Advisors and Service Specialists
Located in exclusive, private setting within the
branch
Premier level of service
Distinct, premium brand that leverages Chase
and J.P. Morgan for investments
Unified client experience across all channels
delivered through common technology platform
Banking products customized to meet the needs
of the affluent
Full spectrum of J.P. Morgan investment
capabilities
People
Product
Technology
Positioning
The Chase Private Client program

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

Chase Private Client has made significant progress
Created Chase Wealth Management with a complete
management team
Led by Barry Sommers, previously CEO of J.P. Morgan
Securities
Deep experience in both brokerage and banking
Focused on enhancing program components and expanding
presence
Well integrated with Consumer Bank and Asset Management
Will add 50 locations in 2011.  Will have more than 150 locations by 2013
Expanding presence in NY area and Chicago
Opening in Los Angeles, San Francisco and South Florida in
2011
Future priority markets include Texas, Washington, Arizona,
other parts of California
Recruiting over 100 Investment Advisors, 300 Bankers and 100
Service Specialists into the program by year-end
Migrating investment technology to fully leverage JPMorgan
Chase’s investment platform
Recent progress and expansion
Becoming a significant provider to 10-20% current affluent clients would result in incremental pretax income of $500mm - $1B
Pilot beginning in 2007 in the NY area and Chicago
Clients with balances below $250k¹
grew balances
575%
Clients with balances above $250k¹
grew balances 13%
Retention for high balance customers in CPC is 16%
higher than non-CPC
Over 40% of CPC households have investments, up
from 17% prior to CPC
The pilot has worked
1 Balances prior to joining CPC

STRENGTH OF THE FRANCHISE AND GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

Retail Financial Services opportunities
Significant growth opportunities remain across businesses
Each is a $1B+/-
incremental pretax
opportunity
WaMu Business Banking
Chase Wealth Management (Affluent)
New Builds
Continue to execute in Chase same stores
Build out WaMu consumer products and customer base
Mortgage Banking – continue to focus on Retail customers (through loan officers and
Correspondent)
Auto – continue disciplined pricing and credit management

Agenda Page 39 Strategic implications of legislation and regulation 39 Credit 4 Strength of the franchise and growth opportunities 20

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Durbin Amendment
Flawed policy
Merchants and consumers realize tremendous benefits from debit
Products and services should be priced based on value, not an artificial concept of cost
Definition of costs in Durbin is incomplete and extremely flawed
Consumers will be harmed
Pay more for basic banking services
Restrictions on debit cards and banking services
5%+ will exit mainstream banking
All banks and credit unions will be affected
Reduced payment innovation
Potential for less safe and secure payment system
$14B annual wealth transfer from consumers to merchants, mostly large retail chains

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Regulatory reform
Operate from a position of strength
Will be a level playing field, and…
We operate from a position of strength
Broad customer relationships (good distribution of customers across all wallet segments)
Superior and complete product set (i.e., credit cards, investments, deposits, loans, treasury services)
Nationwide footprint (over 5,000 branches and 16,000 ATMs in 23 states)
Willingness and ability to adapt and change

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
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	✓	✓	✓
		✓	✓
		✓	✓
		✓	✓
	✓		
	✓		

JPMorgan Chase & Co.

Product and customer positioning
We have a complete product set to meet our customers’ needs
Products we offer
Mass Mass Affluent Affluent
Deposits (checking, savings and CDs)
Cards
Debit
Credit
Gift
Lending
Mortgages
Home Equity loans
Business Banking lending (including SBA and CRE)
Auto lending
Student lending
Investments
Financial / retirement planning
Mutual Funds
Annuities and Life Insurance
Brokerage and Managed account
Trusts
Securities Lending
Money Transfers
Prepaid Debit

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

<$5k
24%
$25K - $100k
23%
$5k - $25k
25%
$100k - $500k
18%
$500k - $5mm
10%
Diverse customer base: strong penetration, but lots of opportunity
% of Consumer Bank households based on deposit and investment wallet
Consumer Bank wallet share by segment
Share of wallet
Segment Wallet range Deposit share Investment share
Mass
<$5k 43% 11%
$5k - $25k 31% 6%
$25K - $100k 29% 8%
Mass Affluent $100k - $500k 25% 8%
Affluent $500k - $5mm 12% 2%
Total 18% 4%

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Lost contribution due to Durbin Amendment
Segment Wallet range Lost revenue ($B) % of total lost revenue
# of households no longer
profitable due to Durbin
Mass < $100k ($1.0) 79% 1.3mm
Mass Affluent $100k - $500k ($0.2) 16% 0.1mm
Affluent $500k - $5mm ($0.1) 6% < 0.1mm
Total ($1.3)+/- 100% ~1.3mm
Total contribution to Consumer Bank fixed costs
Source: 2Q10 annualized Consumer Bank Profitability data

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Projections of customers potentially moving out of the banking system
Percent of U.S. families with a checking account
84.9%
89.7%
1995 2007
Source: Federal Reserve Survey of Consumer Finance
5 percentage
point difference
Impact on customers
Since “free checking” became widely available an
additional 5% of US families have entered banking
system
If unable to qualify for free checking in the future
these families may go unbanked
Chase’s recent experience confirms that the impact
will be meaningful:
~15% of customers are in less affluent
households who will no longer qualify for free
checking
Based on current attrition rates, we expect 50% to
60% of these customers to leave Chase within the
next year
If half of these customers leave the banking
system  =  5% +/- of customers becoming
unbanked

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Durbin customer impact – potential changes
Restrictions on debit cards
Limit maximum transactions amounts due to fraud
costs, e.g., $50 max
Restrict use of debit cards at higher risk merchants
and merchant categories
Eliminate 100% fraud protection and guaranteed
payment for merchants
Eliminate debit rewards
More expensive banking services
Monthly service fees (eliminate “free checking”)
Debit card fees, e.g., monthly/annual fee,
transaction fees (metering)
Fees for other payment services, e.g., ACH
Fees for account services, e.g., online banking, bill
payment, mobile banking, paper statements
Fees for banking services, e.g., teller, call center
Recent Chase actions
Converted 8mm free checking customers to $10-
12/month fee
Stopped debit rewards
Eliminated debit usage as a way to waive monthly
service fee for all new customers
Currently testing several other product and pricing
concepts
Lower income and less affluent households
most affected by Durbin
Customers without significant balances will pay
more for basic banking services
5%+ customers will exit mainstream banking,
e.g., pay day lenders, check cashers, pre-paid
We plan to recoup revenue lost as a result of Durbin over time

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Mortgage banking economics — scenario
Market Production $1.5T +/-
Market Share 10% +/-
Originations $150B +/-
Pretax Margin 65bps +/-
Pretax $1.0B +/-
Average UPB $1.0T +/-
Servicing & Other Revenue 44bps  +/-
Amortization 25bps +/-
Servicing & Default Costs 10bps +/-
MSR Risk Management +/- 10bps
Pretax $1.0B +/-
Production Servicing
Quality of underwriting
Pricing for risk
Cost / Efficiency of platform  (sales, operational,
overhead, etc.)
Market risk management – pipeline / warehouse
Focus on customer service
Size and average life of servicing book
Management of operational risk
Efficiency of platform
Market risk management – MSR hedging
Focus on customer service
Affected by high repurchase expense
Historically high refinance volumes and margins due
to low interest rate environment
2011 refinance volumes and margins and repurchase
expenses expected to decline
Affected by high default driven costs
Default costs expected to remain high for next couple
of years to handle modification and foreclosure
volumes
Interest rate movements affect the business; require
effective hedging strategies

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Mortgage Banking economics — sensitivity
Production volume and margins are impacted by market interest rates and capacity
Some of the highest historic production margins were experienced in 2010
Pretax servicing margin has been adversely affected by high default costs but generally can range from $500mm - $1.5B
$ in billions
$0.9
$0.7
$0.5
$1.3
$1.0
$0.7
$1.7
$1.3
$0.9
$2.0T Market
$1.5T Market
$1.0T Market
45 bps
65 bps
85 bps
45 bps
65 bps
85 bps
45 bps
65 bps
85 bps
2010
Production
Pretax
$2.7B
Production Pretax Income

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

54% reduction

JPMorgan Chase & Co.

Incremental value of adding mortgage to a banking relationship
Mortgage increases the value of the overall customer relationship
HH without a mortgage HH with a mortgage
Note:  Impact of customer following refinance of a non-Chase mortgage at Chase
100%
130%
9%
8%
13%
Value of HH
without
mortgage
Additional
checking value
Additional
savings value
Increased
likelihood of
capturing
mortgage
refinance
Value of HH with
a mortgage
Relationship impact after acquiring a
Chase mortgage
Excludes any additional value attributed to cross sell
(e.g. credit card, investments)
Household checking annual attrition

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Servicer economics - modification vs. foreclosure
Modification vs. foreclosure decision is made on behalf of the investor based on the best economic alternative
From a servicer’s perspective, a performing loan is the best alternative
A foreclosure is the worst economic alternative, primarily due to the loss of servicing fee income
$ per loan
Foreclosed Loan Modified Loan
Servicing Fees 1,500                 3,400
Loss Mitigation Incentives -                     1,200
Total Fees 1,500                 4,600
Servicing & Collection Cost 700                     1,500
Loss Mitigation Cost 2,400                 3,000
Foreclosure Processing Cost 1,500                 600
Total Cost 4,600                 5,100
Net Income/(Loss) (3,100)                (500)

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMORGAN CHASE & CO.

Housing market reform
A healthy, functioning mortgage market is critical to consumers and the economy
Mortgage business is extremely complex and industry practices need to be strengthened
GSE reform is necessary
Regardless of the outcome, we continue to like our competitive position
Existing customer relationships: over 67mm unique customer relationships
~7mm new customers acquired each year
Processing scale
Reasonable return on production and servicing - form may change
A critical relationship product

STRATEGIC IMPLICATIONS OF LEGISLATION AND REGULATION

JPMorgan Chase & Co.

Key messages
Earnings drag from significant negatives in 2010 will reduce over time
Credit, repurchases, elevated default and servicing expenses, foreclosure costs
Well reserved entering 2011
Capital will be freed up as reserves are released and Real Estate Portfolio runs-off
Industry leading franchise with strong earnings power and potential
Doubled investment $ over the last 5 years
Consistent, 10% to 15%, organic growth in key drivers
Strong presence in key markets
Significant opportunity to grow organically in our footprint; potential to build 1,500+/- new branches over the next 5 years
WaMu Business Banking and Chase Private Client is a combined $2.0B+/- pretax opportunity
Strong and experienced management team
Track record of execution and delivering growth
Diverse customer base; strong penetration but lots of opportunity
Complete product set; focus on innovation
Regulatory reform will change our business; we are positioned to adapt and will price properly for the services and value we provide
Quality of our franchise positions us to grow
Our business model enables success even during significant change
We will address legacy issues

February 15, 2011 A S S E T M A N A G E M E N T Mary Erdoes, Asset Management Chief Executive Officer * * *

Agenda Page 1 Business Performance 1

Across Products & Client Segments

Support Functions

BUSINESS PERFORMANCE

JPMorgan Chase & Co.

Asset Management framework designed for disciplined governance, risk management, and client focus in a complex and changing environment
AM Investment
Committee
AM Risk
Committee
Private Banking
Operating Committee
Investment Management
Operating Committee
Highbridge Board
Global Private Bank
Private Wealth Management
JPMorgan Securities
Global Institutional
Retail
US
EMEA / LatAm
APAC
Highbridge Hedge Funds
Highbridge Principal Strategies
Gávea
Technology
& Operations
Finance
Human
Resources
Risk
Audit
Legal &
Compliance
Assets under
supervision
$1.8T
Global employees
17,000+
Investment
professionals
1,200+
Investment
strategies
200+
AM Operating
Committee
2
“To be the most respected asset management firm by delivering exceptional risk adjusted investment performance, by offering a broad and innovative range of trust and investment products, and by providing the highest quality service through local management of client relationships.”

2010
% change
vs. 2009
Assets Under Management $1,298
4%
Assets Under Supervision 1,840
8%
Loans  44 17%
Deposits 89
15%
Long-term flows 69
35%
Sales hires 453
15%
ROE 26%
6%
Equity $6.5 (7%)
2010
% change
vs. 2009
Revenue: $8,984
13%
    Private Banking 4,860
13%
     Institutional 2,180
6%
      Retail 1,944
23%
Credit Costs 86
(54%)
Expense 6,112 12%
Pretax Margin 31%
2%
Net Income $1,710
20%
2010 results ($ in millions)
In 2010, Asset Management showed strong growth, across all client segments
Key Statistics ($ in billions)
Record
Record
Record
Record
Record
Record
Record
Record
1 2
1
The “percentage” change in pretax margin is the actual difference between 2010 and 2009
2
The “percentage” change in ROE is the actual difference between 2010 and 2009
3

Quarterly results – 2005 to 2010 ($ in millions)

Revenue
Net Income
Pretax Margin
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$500
$250
$0
40%
35%
30%
25%
20%
15%
10%
2005
2006
2007
2008
2009
2010

	2005	2006	2007	2008	2009	2010	Target
PT Margin:	33%	33%	36%	29%	29%	31%	**35%+/-**
ROE:	51%	40%	51%	24%	20%	26%	**35%+/-**
Avg Equity:	$2.4B	$3.5B	$3.9B	$5.6B	$7.0B	$6.5B	

Increased allocated capital (2008–2009)

BUSINESS PERFORMANCE

JPMORGAN CHASE & CO.

Asset Management has shown consistent profitability during the financial crisis 4

BUSINESS PERFORMANCE

JPM AM
Peers

JPM AM
Peers

JPMorgan Chase & Co.

Pretax margin and ROE consistently remain above peer average
15%
35%
25%
12%
18%
45%
22%
22%
31%
Pretax margin – 2010 (%)
JPM AM
Peer Median
Peers include: BAC, BLK, BNY, CS, MS, UBS, and TROW
Note: GAAP pretax margins presented
Peers:
7%
8%
16%
11%
22%
11%
26%
ROE – 2010 (%)
JPM AM
Peer Median
Peers:
Peers include: BAC, BLK, MS, UBS, and TROW
Note: GAAP ROE presented
5

BUSINESS PERFORMANCE

CAGR: 10%; Growth: 60%
CAGR: 12%
CAGR: 11%
CAGR: 7%

Private Banking

+74%

Retail

+72%
+61%

Institutional

+43%

JPMORGAN CHASE & CO.

245
422
420
731
2005 2010
Institutional Retail Private Banking
$1,149
$1,840
Asset Management has grown assets in each client segment over the last five years
Client segments ($ in billions)
AUM and AUS
AUM and AUS
197
216
261 258 270
284
$731
$636
$552
$545
$465
$420
2005 2006 2007 2008 2009 2010
AUM AUS
$481
$538
$632
$681
$709 $686
2005 2006 2007 2008 2009 2010
169
259
300
194
270
328
$422
$355
$394
$245
$343
$262
2005 2006 2007 2008 2009 2010
AUM AUS
AUS – 2005 to 2010 ($ in billions)
AUM
Flat
6

BUSINESS PERFORMANCE

Performance metrics (%)
Equity, Multi, Alt
Fixed Income
Liquidity
Equity
+10%
57%
67%
+14%
54%
68%
+8%
70%
78%
+12%
33%
45%
2009
2010
1 year basis
3 year basis
5 year basis
Customer assets in 4 / 5 star funds
Total AUM in 1st / 2nd quartile
Fixed Income
+6%
64%
70%
+4%
84%
88%
-5%
92%
87%
-9%
69%
60%
Total
+10%
57%
67%
+10%
62%
72%
+6%
74%
80%
+7%
42%
49%

JPMORGAN CHASE & CO.

Fixed Income and equities recorded strong flows along with performance improvement
Long-term net flows ($ in billions)
$19
$17
($47)
$28
$34
$24
2005 2006 2007 2008 2009 2010
$50
$34
($12)
$9
$11
$-
2005 2006 2007 2008 2009 2010
($89)
($23)
$210
$78
$44
$8
2005 2006 2007 2008 2009 2010
2010 2009
$512
$432
AUM ($ in billions)
2010 2009
$289
$226
2010 2009
$497
$591
+19%
+28%
-16%
7

BUSINESS PERFORMANCE

J.P.Morgan
Asset Management

JPMORGAN CHASE & CO.

Asset Management greatly benefits from the power of the JPM network
Retail
Financial
Services
Fund accounting
Transfer agency
Custody
Securities lending
Interest Rate Risk
Commercial
Banking
Investment
Bank
Structured products
Execution
Highlights Synergies of over $1B across LOBs
Synergies account for over 10% of JPM AM revenues
Investment Bank
Securities offerings, structured products and trade
execution offered to Private Banking clients
Referrals in both directions
Retail Financial Services
Investment Management products offered to RFS
clients through Chase branches
US branches available to Private Banking clients
Card Services issued to Private Banking clients
Commercial Banking
Investment Management products offered to
Commercial Banking clients
Referrals in both directions
Treasury & Securities Services
Liquidity products offered to TSS clients
Referrals in both directions
Corporate (Treasury/CIO)
Manages Private Banking’s mortgage interest rate
risk
Corporate
(Treasury / CIO)
Fund management
Fund management
Fund management
Credit Cards
Fund management
Treasury &
Securities Services
Card Services
8

Growth Opportunities 9 Business Performance 1 International expansion Front-facing client expansion Market share gain: core products Market share gain: innovative products and solutions 1 2 3 4 9

BUSINESS PERFORMANCE

Private Banking			
Investment Management			

JPMORGAN CHASE & CO.

International expansion continues to be a priority
LatAm EMEA Asia Pacific
Ultra HNW continued growth
Brazil: local offices and talent
Ultra HNW continued growth
HNW development where scalable
Ultra HNW continued growth
HNW build out
Sales force growth
Insurance, pensions
Gávea
Brazil – local manufacturing
Sales force growth
Sovereigns, Central Banks
2011 priorities
’05-’09 CAGR
’09-’10 revenue
growth
International growth
12%
26%
10%
10%
3%
17%
8%
19%
1
10

BUSINESS PERFORMANCE

+25% int'l

+26% inst.

JPMorgan Chase & Co.

Front-facing client coverage
Private Banking – Client advisors (#)
1,868
2,164
2,310
2,660
2007 2008 2009 2010 2011
Talent 2010 Highlights
Private Banking:
Continued hiring throughout the crisis
2010: 15% growth (32% internationally)
2011: continue international expansion
Training is a critical part of hiring strategy
– 13 training programs globally
– Cultural integration is key
Global Investment Management:
New senior sales leadership:
– Global Institutional
– Sovereigns
– U.S. Retirement
– Highbridge Institutional
Metrics driven culture
Cross-sell flows
Global Investment Management – Sales headcount (#)
676
647 638
741
2007 2008 2009 2010 2011
+9% total
+8% total
2
11

BUSINESS PERFORMANCE

Equities

Fixed Income

JPMorgan Chase & Co.

Market share gain: core “category killers”
130/30 started in 2004; utilizes research to
invest long and short
$130 million annual research budget; 200
career analysts
5% annualized excess returns since
inception
50% market share
130/30
Performance vs. benchmark (S&P 500 Index)
8.36%
1.67%
15.44%
2.29%
-2.86%
15.06%
1 year 3 year 5 year
Large Cap Core 130/30 Benchmark
+0.38%
+4.53% +6.07%
Columbus Fixed Income
Acquired through Bank One merger
Long-term horizon based on analysis of
individual securities, rather than macro themes
Strongly rated by key consultants
Strong flows across platform:
Core Bond
High Yield
Intermediate Tax Free
Performance vs. benchmark (Barclays Capital Agg.)
8.38%
7.74%
7.04%
6.54%
5.90%
5.80%
1 year 3 year 5 year
Core Bond (Columbus) Benchmark
+1.84% +1.84% +1.24%
3
12

BUSINESS PERFORMANCE

Equities

Fixed Income

JPMORGAN CHASE & CO.

Market share gain: core “turnaround products”
Revamped entire team
Integrates top-down macro themes with bottoms-
up securities selection
Target diversified sources of returns and
minimize reliance on any single strategy
Build-out complete after two years of investment
Recently upgraded by a number of consultants
New York / London Fixed Income
Performance vs. benchmark (Barclays Capital Agg.)
11.61%
3.14%
3.55%
6.54%
5.90%
5.80%
1 year 3 year 5 year
Core Bond (NY/LON) Benchmark
+5.07%
-2.76% -2.25%
Viewed as a pioneer and a global leader in
the field of behavioral based investing
Stock ranking methodology based on
anomalies to be exploited
60 investment professionals globally with
local teams
Current environment more stable for
investment process
Behavioral finance
Europe Equity Fund vs. MSCI Europe Net Index
0.1%
3.4%
2.2%
3.7%
2.8%
-5.6%
-8.5%
1.1%
5.3%
9.5%
7.4%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Excess returns (%)
3
Performance vs. benchmark 10-years
Account return 9.6%
Benchmark return (3.5%)
Excess return 13.1%
13

Global Merger Arbitrage Fund (2011)
US Select Long Short Fund (2011)
GEM Long Short Fund (2011)
Highbridge Credit Fund  (2011)
“Muni” Strategic Income Opportunity
Fund (2011)
Strategic Bond (2010)
Gold / Oil Market Plus Note (2010)
Copper Quarterly Review Note (2010)
Emerging Markets FX Note (2010)
S&P 500 Contingent Buffer Note
(2010)
Market share gain: innovative products and solutions
Gávea Macro Hedge Fund (2010)
Global Maritime (2010)
Distressed US Real Estate (2011)
Brazil Private Equity, Gávea (2011)
China Private Equity (2011)
Multi Asset Income Fund (2010)
Thematic Advisory Program (TAP)
(2010)
Highbridge Dynamic Commodity (2010)
Alternatives Portfolios Fund (2011)
Equity
Fixed Income
Multi-Asset
Hedge Funds / Private Equity / Real Assets
Structures
4
14

Closing thoughts
J.P. Morgan Asset Management
Consistent, strong financial performance
Alpha generation is at the core of what we do
Sophisticated and engaged client base
Organic growth from increasing local coverage, launching innovative products, and increasing market share
Rapidly growing opportunities in international markets and high-net-worth segment
Strong management team
Fine balance of hiring / growth with preserving culture / performance
Goal is to be the most respected, not the biggest
15

Global

Institutional Investor

Institutional Investor

iMoneyNet

U.S.

Pensions&Investments

FUNDfire

Institutional Investor

Pensions&Investments

Pensions&Investments

Pensions&Investments

Strategic Insight

International

The Asset

The Asset

THOMSON REUTERS

THOMSON REUTERS

incisivemedia

incisivemedia

FONDS professionell

BUSINESS PERFORMANCE

JPMorgan Chase & Co.

J.P. Morgan is recognized as a global leader in Asset Management (2010 awards)
#1 Ultra-High-Net-Worth
Private Bank Globally
Institutional Hedge Fund
Manager of the Year
Cash & Money Management
Manager of the Year
#1 Institutional Money Market
Fund Manager Worldwide
Largest U.S. based Hedge
Fund Manager
#1 Most Respected U.S.
Private Bank
U.S. Large Cap Core PM Tom Luddy
named “Money Manager of the Year”
#1 U.S. Real Estate Equity and
Infrastructure Money Manager
#1 U.S. Manager of Currency
Alpha Strategies
#1 U.S. Manager of Active
Extension  Equity Strategies
# 2 Mutual Fund Family
Best Asset Management Company of
the Year – Asia and Hong Kong
JF Asia Portfolio Manager Victor Lee
named “Best Multi-Strategy Hedge Fund
Manager”
Leading Pan-European Fund
Management Firm
Fund Manager Peter Lawrence
named “Leading Pan-European
Fund Mgmt Individual”
Gold Standard Fund
Management, UK
Investment Trust Group of the
Year UK
German Fund Service Award
16

February 15, 2011 C A R D S E R V I C E S Gordon Smith, Chief Executive Officer Card Services * * * * *

Our business is returning to profitability and growth
We are reaffirming our 20%+/- ROE target on reduced equity of $13B
Net interest margin remains stable post CARD Act and we expect revenue margins to stabilize at 12%+/-
Control of operating expenses has allowed us to expand marketing investment
Credit loss trends continue to show improvement
We expect to see <6.5% net credit loss rate in 1Q11
1
Through-the-cycle loss rate of 4.5%+/- in mid 2012
1
We have continued to invest in the business through the cycle
Our new flagship proprietary products are gaining traction
Blueprint is having a positive impact on customer engagement
We have continued to expand our cobrand business by signing Ritz-Carlton, Hyatt and
Fairmont Hotels
Our branch network continues to generate 1.5mm+/- new card accounts and >40% of revenue from new merchants for Chase Paymentech
Our strategy is gaining traction
We have gained 234bps of sales market share since 2007
1
We expect end-of-period outstandings to stabilize at $120B for Chase and $10B for WaMu by year end 2011
Executive summary
1  Excludes WaMu
1

Agenda
Page
2
Our business is returning to profitability and growth 2
Credit loss trends continue to show improvement 12
We have continued to invest in the business through the cycle 19
Our strategy is gaining traction 33

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

JPMORGAN CHASE & CO.

Pretax, pre-LLR income segment performance through the cycle
2010
EOP
outstandings
Sales
volume 2005 2006 2007 2008 2009 2010
Through-
the-cycle
Affluent and
High Net Worth
$37 $148 Pretax, Pre-LLR
income
$1.8 $2.0 $2.1 $1.6 $0.6 $0.1 $1.7 - $1.9
ROE >30% >20% 4% 30% - 40%
Mass Affluent
$81 $132 Pretax, Pre-LLR
income
1.2 2.8 2.6 1.5 (1.2) (2.3) 1.3 - 1.5
ROE 8% 18% 16% 9% (10)% (21)% 13% - 17%
Small
Business
$6 $22 Pretax, Pre-LLR
income
0.1 0.1 0.1 (0.0) (0.3) (0.3) 0.4 - 0.6
ROE 29% 35% 22% (6)% (32)% (25)% 30% - 40%
Chase
Paymentech¹
N/A N/A Pretax, Pre-LLR
income
0.2 0.2 0.3 0.3 0.3 0.3 0.4 - 0.6
ROE 31% 37% 40% 35% 36% 41% 40% - 50%
Card Services
Corporate²
N/A N/A Pretax, Pre-LLR
income
0.0 (0.1) (0.3) (0.7) (1.1) (0.0)
Total Card
Services
$124 $302 Pretax, Pre-LLR
income (ex. WaMu)
$3.3 $5.0 $4.8 $2.7 ($1.7) ($2.2) $3.8 - $4.6
Reported ROE 16% 23% 21% 5% (15)% 14% 20%+/-
($ in billions)
1  Prior to November 2008 pretax, pre-LLR income and ROE for Chase Paymentech represents Chase’s 51% share of joint venture business; Paymentech ROE represents return on tangible equity
2  Card Services Corporate total includes intangible amortization, deferral of loan fees (FAS 91) and securitization income
3

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

JPMORGAN CHASE & CO.

$190
$163
$138
$0
$50
$100
$150
$200
2008 2009 2010
End-of-period outstandings ($ in billions)
Equity applied to the business will be reduced by $2B due to improving risk profile and size of loan book
1Q09 1Q10 4Q10
Outstandings – bankcard debt > $20K, excluding WaMu
Key drivers of equity reduction:
We have reduced our exposure to higher risk, more indebted customers
Our portfolio mix has shifted towards more rewards-engaged customers with lower risk profile
27%
decrease
40%
decrease
4

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

JPMORGAN CHASE & CO.

NIM pre-
CARD Act
Penalty
pricing
Late fees Over-limit
fees
Due date
rules
Payment
allocation
rules
Pricing Business
model
changes
NIM post-
CARD Act
Steady state CARD Act impact on net interest margin (NIM) – bps on outstanding
Business model changes have largely compensated for lost fee revenue
$750mm after-tax impact of CARD Act
5

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

JPMorgan Chase & Co.

Revenue margin trends have shown strength across each segment
2005 2006 2007 2008 2009 2010
Steady
State
Affluent and High
Net Worth
NIM 6.7% 6.4% 6.4% 6.5% 7.1% 6.4%
Other income¹
3.6% 3.5% 4.0% 3.9% 3.7% 4.1%
Revenue margin 10.3% 10.0% 10.5% 10.4% 10.8% 10.6% 11% – 13%
Mass Affluent
NIM 9.3% 9.1% 8.9% 8.9% 9.7% 9.7%
Other income¹
1.7% 1.4% 1.3% 1.2% 1.1% 1.1%
Revenue margin 10.9% 10.5% 10.3% 10.1% 10.8% 10.9% 10% – 12%
Small Business²
NIM 6.7% 6.2% 5.0% 5.3% 8.2% 8.2%
Other income¹
5.6% 4.9% 4.5% 3.8% 3.5% 4.4%
Revenue margin 12.3% 11.0% 9.4% 9.0% 11.7% 12.6% 13% – 15%
Total Card Services
(excl. WaMu)
3
NIM 8.7% 8.4% 8.2% 8.2% 9.0% 8.9% ~9%
Other income
1
2.6% 2.0% 2.0% 1.6% 1.6% 2.3% ~3%
Revenue margin 11.3% 10.4% 10.2% 9.8% 10.6% 11.2% 12%+/-
All rates are as a percentage of average outstandings and excludes WaMu
Note: Revenue component numbers may not equal total revenue margin due to rounding
1  Other income includes net interchange income, annual fees and other revenue
2  Small business segment excludes cobrand partner accounts
3  Card Services total includes revenue from Chase Paymentech
6

Revenue / outstandings

2008
2010
9% growth
15.7%
17.1%
8% growth
15.5%
16.8%
3% growth
12.4%
12.8%
Steady state 12%+/-
14% growth
9.8%
11.2%
AXP (U.S. Card)1
COF (U.S. Card)
DFS2
Chase (excl. WaMu)

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

JPMORGAN CHASE & CO.

Historically, Chase has generated lower revenue margins vs. competitors but we have shown strong growth since 2008
1 AXP revenue has been adjusted to exclude estimated rewards costs; 4Q08 data includes a one-time charge of $96mm associated with an increase to Membership Rewards reserve
2 DFS revenues represent Direct Banking segment fiscal year ending November; 2008 data has been adjusted to exclude $863mm in VISA/MasterCard litigation payments in 4Q08
Key considerations:
Fee-based charge card
business
Higher yielding, lower
prime business
Higher net interchange
7

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

Headcount[1]
Reduction of ~6,000
2008
2010

Expense (indexed to 2008)
Marketing spend
OpEx / Transactions
1.4
1.2
1.0
0.8
2008
2009
2010
2011

JPMORGAN CHASE & CO.

Operating expense control continues and investments in infrastructure are driving efficiencies 1 Headcount includes contractors 8

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

JPMorgan Chase & Co.

Safe and secure payment system
Incremental sales
Outsourcing of credit extension to specialist
provider
Guaranteed funding on purchase
transactions
Elimination of cost of cash management
Fraud control
Efficient processing at point of sale
Meets consumer and small business
payment needs at home and abroad
Access to credit for longer-term borrowing
needs
Tool to manage short-term cash flow
Rewards
Consumers Merchants
Compelling value proposition of credit card:
We are confident in the long-term health of the industry and our business model
9

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

Outstandings and sales growth
Change in payment rate
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Jan-11

JPMorgan Chase & Co.

Changes in payment rate coincide with a decoupling of sales and outstandings growth
1  Organic outstandings excludes balance transfers
(16)%
(12)%
(8)%
(4)%
0%
4%
8%
12%
16%
20%
(400)
(300)
(200)
(100)
0
100
200
300
400
500
Payment rate - YoY change Sales - YoY growth Organic outstandings - YoY growth
Trends in outstandings growth, sales growth and payment rate, excluding WaMu
1
10

OUR BUSINESS IS RETURNING TO PROFITABILITY AND GROWTH

WaMu
Run-off
Core balance
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$28
$28
$134
$20
$23
$121
$14
$16
$108
$10
$8
$112
2008
2009
2010
2011

JPMorgan Chase & Co.

$190
$163
$130
1 Run-off balances include balance transfers and terminated partner portfolios
End-of-period outstandings ($ in billions)
$138
1
Loan portfolio is expected to stabilize in the second half of 2011 as WaMu and balance transfer portfolios stabilize
11

Agenda
Page
12
Credit loss trends continue to show improvement 12
Our business is returning to profitability and growth 2
We have continued to invest in the business through the cycle 19
Our strategy is gaining traction 33

Initial jobless claims and Case-Shiller housing price index[1]

Case-Shiller 20 city composite housing price index
Initial jobless claims (weekly)
Case-Shiller 20 city composite housing price index
Initial jobless claims (000's)
180
170
160
150
140
130
120
700
600
500
400
300
200
100
0
2Q08
4Q08
2Q09
4Q09
2Q10
4Q10[2]

Source: S&P for Case-Shiller index data; Bureau of Labor Statistics for initial jobless claims

[1] Housing price index and initial jobless claims are seasonally adjusted

[2] 4Q10 Case-Shiller housing price index data as of November 2010

Card Services net charge-off rate, 30+ day delinquency rate, unemployment rate trends[3] (excludes WaMu)

Net charge-off rate
Unemployment rate
'<27 weeks' unemployment rate
30+ delinquency rate
10%
9%
8%
7%
6%
5%
4%
3%
2Q08
4Q08
2Q09
4Q09
2Q10
4Q10

Source: Bureau of Labor Statistics

[3] Chase data is normalized for payment holiday in 4Q09 and 1Q10

CREDIT LOSS TRENDS CONTINUE TO SHOW IMPROVEMENT

JPMORGAN CHASE & CO.

The credit environment continues to improve as initial jobless claims and the “short-term” unemployment rate show signs of stabilization 13

CREDIT LOSS TRENDS CONTINUE TO SHOW IMPROVEMENT

JPMorgan Chase & Co.

Credit improvements are visible across all delinquency buckets, improvement in early delinquency is particularly strong
Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11
Delinquency $ roll-rate from current to charge-off, excluding
WaMu (0-180 days past due)
Delinquency $ roll-rate from current to bucket 2, excluding
WaMu (0-60 days past due)
Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11
14

CREDIT LOSS TRENDS CONTINUE TO SHOW IMPROVEMENT

JPMorgan Chase & Co.

Credit line management strategy
Closed inactive accounts, removing ~$50B of contingent liability since 2008
Lowered credit lines for high risk customers
Reduced average credit line for new accounts
Portfolio management approach
Assess customers’ debt-to-income and total bankcard debt
Reduced risk profile of new accounts
Refinement of customer based risk model and strategies
Less reliance on promotional pricing
Reduced total outstandings in promotional pricing
Sample of actions taken:
We have reduced exposure to higher risk customers
15

CREDIT LOSS TRENDS CONTINUE TO SHOW IMPROVEMENT

JPMorgan Chase & Co.

2008 2010
16%
decrease
1Q09 1Q10 4Q10
40%
decrease
1 Average credit line for new accounts excludes Retail Partner accounts
Average credit line for new accounts, excluding WaMu¹
Open to buy – customers with bankcard debt > $20K,
excluding WaMu
Line assignment has been right-sized
16

CREDIT LOSS TRENDS CONTINUE TO SHOW IMPROVEMENT

0.9%
0.3%
2Q08
2Q10

JPMorgan Chase & Co.

New accounts continue to improve in credit quality
Note: Excludes Retail Partner accounts
1 FICO and bankcard debt data represent portfolio averages at the time of acquisition
2 60+ day $ delinquency rate represents delinquency rate 6 months after acquisition for all new accounts booked in 2Q08 vs. 2Q10
11%
4%
0%
5%
10%
15%
2008 2010
11%
6%
0%
5%
10%
15%
2008 2010
60+ day $ delinquency rates –
6 months after new account acquisition, excluding WaMu²
Percent of new accounts – bankcard debt >$20K,
excluding WaMu¹
Percent of new accounts –
FICO <660, excluding WaMu¹
17

CREDIT LOSS TRENDS CONTINUE TO SHOW IMPROVEMENT

JPMORGAN CHASE & CO.

$34
$28
$17
$0
$10
$20
$30
$40
$50
2008 2009 2010
Average outstandings in promotional pricing, excluding WaMu ($ in billions)
Portfolio quality has improved as we have shifted our focus away from promotional pricing
50%
decrease
18

Agenda
Page
19
We have continued to invest in the business through the cycle 19
Our business is returning to profitability and growth 2
Credit loss trends continue to show improvement 12
Our strategy is gaining traction 33

Significant progress has been made against our strategy
Create lifelong, engaged relationships
with our customers by being a trusted provider of financial services
Vision
Brand Rewards Customer Experience
Implemented premium servicing
model for Chase Sapphire
accounts
Improved key “moment of truth”
servicing strategies, specifically
POS authorization rates,
delivery of replacement cards
and dispute processing
Implemented new early
engagement strategies to drive
increased loyalty
Proprietary rewards program,
Ultimate Rewards, has
surpassed 20mm accounts
Ultimate Rewards customers
generate higher
revenue/account, lower attrition
vs. legacy Chase rewards
accounts
Ultimate Rewards promotions
are driving incremental traffic
and value to our merchant
partners
Consistent YoY improvement in
Chase brand awareness and
consideration
Strong traction with new
products
Signed Hyatt, Ritz-Carlton and
Fairmont hotels in 2010
20

CHASE
SAPPHIRE
D. BARRETT
CHASE
freedom
D. WALDEN
CHASE
BUSINESS GOLD
ink.
4417 1234 5678 9112
00/00
D. BARRETT
BARRETT GROUP

ultimate rewards

BLUEPRINT

JPMORGAN CHASE & CO.

Product features The new Chase rewards products are targeted at specific customer segments Products Small Business Mass Affluent Affluent Product features 21

4Q09 4Q10
Freedom Sapphire Ink
Total new accounts acquired for all new Chase rewards
products
1  First 12 months of spend for 4Q10 new accounts is based on internal estimates
Acquisition efforts with our new rewards products are gaining traction
4Q09 4Q10
Freedom Sapphire Ink
First 12 months of spend for all new Chase rewards
accounts¹
YoY increase
11%
27%
76%
22

BLUEPRINT℠

Unique set of features that let you manage your finances – *on your terms*
Design your plan and see progress on every statement

AVOID PAYING INTEREST
Full Pay
PAY OFF LARGER PURCHASES
Split
PAY DOWN YOUR BALANCE FASTER.
Finish It

JPMorgan Chase & Co.

Blueprint helps customers manage their spending and borrowing needs
Key design goals:
Reduce perceived barriers to credit card usage
Providing customers with ultimate flexibility in controlling their spending and borrowing
23

4Q09 1Q10 2Q10 3Q10 4Q10
Blueprint adoption is increasing and is having a positive impact on customer engagement levels
Feature Sales
growth
OS
growth
Attrition
Full Pay
Split
Finish It
Total
Blueprint
summary
+16% +3% (3)%
Key performance metrics 12 months after activation of feature: Blueprint average weekly plan activations
+
++
++
+31%
+28%
+15%
+46%
-
24

HYATT

The Ritz-Carlton

Fairmont HOTELS & RESORTS

UNITED

Marriott

IHG InterContinental Hotels Group

AARP

amazon.com

SOUTHWEST.COM

Disney

BRITISH AIRWAYS

AMTRAK

JPMorgan Chase & Co.

We continue to selectively add outstanding brands to our cobrand business
Partners
Strategic 2010 new partners
Deep, long-standing relationships with global
brands
Market leaders in industries such as Travel,
Entertainment and e-tailing
Differentiated products designed to meet
customer needs
Sophisticated data-sharing and cooperative
marketing driven by powerful rewards and
segmentation strategies
25

43%
52%
56%
58%
64%
69%
57%
48%
44%
42%
36%
31%
2005 2006 2007 2008 2009 2010
General purpose credit cards: Non-rewards
General purpose credit cards: Rewards
Note: Excludes Retail Partner accounts
Our portfolio continues to shift towards more rewards-based
relationships
Rewards as a percent of end-of-period outstandings,
excluding WaMu
73%
77%
81%
84%
87%
90%
27%
23%
19%
16%
13%
10%
2005 2006 2007 2008 2009 2010
General purpose credit cards: Non-rewards
General purpose credit cards: Rewards
Rewards as a percent of sales volume, excluding WaMu
26

We have built a distinctive proprietary rewards program, Ultimate Rewards
Rated #1 credit card rewards site
in 2010 by Credit Card Monitor
1
An enterprise loyalty and
marketing asset
Added debit rewards customers,
JPMorgan Private Bank
customers
Strong merchant partnerships
deliver value to our customers
1 #1 rating for reward site based on Credit Card Monitor report produced by Corporate
Insights – July 31, 2010 report
23
5
<1
Jun-09 Dec-09 Dec-10
Debit
Credit
Ultimate Rewards accounts (millions)
27

Ultimate Rewards has helped our new proprietary rewards products drive increased customer engagement
Cumulative 12 month
revenue/account
Average
Outstandings/account
Attrition rate
Online redemption rate
Legacy Chase rewards
account (control)
Ultimate Rewards
account
Comparison of key metrics – 12 months after adoption of Ultimate Rewards
7% higher 5% higher ~400bps lower attrition
rates
10% higher
28

Distance commuted from home to restaurant²
33%
29%
23%
14%
Account distribution
1-2
6-10
10+
Monthly visits
3-5
4.5
20% in same zip code
10% 2-3 miles
41% 10+ miles
17% 5-10 miles
12% 4-5 miles
1  Data annualized (through November 2010) and based on Chase credit card customers that use their Chase credit card as their primary credit card for purchases
2  Distance calculated using  latitude and longitude to measure distance between residence and merchant zip codes
Frequency of restaurant visits
On average, we have generated 4-10X increases in redemptions for key marketing partners during promotion
Example customer profiling:  restaurant illustration¹
Our card data delivers value to both merchants and cardholders
29

2010 average cost to acquire new accounts (indexed to
Retail branch costs)
The branch network continues to be a key contributor to growth
Note: Excludes Retail Partner accounts
New account distribution by channel, excluding WaMu
1
4
11
0
5
10
15
Retail branch Online Direct Mail
11%
25%
35%
24%
31%
34%
46%
30%
24%
14%
7%
19%
2006 2008 2010
Branch Online Direct Mail Other
30

With good credit performance and engagement
1 60+ day $ delinquency rate represents the delinquency rate 6 months after acquisition for all new accounts booked; 2010 data represents all new accounts booked from January 2010 through June 2010
2 Debit active rate represents data for all accounts acquired January through June of each calendar year
46%
49%
53%
0%
25%
50%
75%
2008 2009 2010
Debit active rate for Retail branch sourced new accounts
6 months after acquisition²
700bps
improvement
1.4%
1.0%
0.4%
0.0%
0.5%
1.0%
1.5%
2.0%
2008 2009 2010
60+ day $ delinquency rates 6 months after acquisition
for Retail branch sourced new accounts¹
100bps
improvement
1.5mm+/- new accounts acquired through the branches
31

Chase Paymentech has gained market share in the acquiring business
Key business drivers:
Processed more than 20B
payment transactions in 2010
Chase Paymentech has gained
~40 bps of overall U.S. market
share - from approximately 11%
to 11.4% from 2009 to 2010
1
Invested in a single platform for
merchant processing
>40% of revenue from new
merchants is being sourced
through the retail branches
100
87
111
2008 2009 2010
100
51
60
65
2008 2009 2010
Total Chase Paymentech
revenue2
(2008 = 100)
Revenues from new sales2
(2008 = 100)
3
32
1  Market share increase based on Chase Paymentech estimates
2  2008 total revenues and revenues from new sales are calculated by annualizing the first 10 months of financial performance and adjusting for seasonality for the combined JV business
3  The Chase Paymentech JV Separation was effective October 31, 2008 when 49% of revenue-producing assets were allocated to First Data
JPMC share of
revenues
immediately post
JV separation

Agenda
Page
33
Our strategy is gaining traction 33
Our business is returning to profitability and growth 2
Credit loss trends continue to show improvement 12
We have continued to invest in the business through the cycle 19

OUR STRATEGY IS GAINING TRACTION

CHASE
SAPPHIRE
CHASE
freedom
CHASE
ink.
4417 1234 5678 9112

JPMORGAN CHASE & CO.

Our new proprietary rewards products are driving improved engagement vs.
legacy Chase products
37%
85%
44%
94%
New Chase products vs. comparable legacy Chase products: 2010 vs. 2007, excluding WaMu
Sales/ statement
Transactions/
statement
(33)%
Average $ amount of
balance transfer
14% 12%
(22)%
(28)%
34

OUR STRATEGY IS GAINING TRACTION

JPMorgan Chase & Co.

For customers that increased spend with Chase, we have driven increased wallet share and revenue even while payment rates have risen
For customers where YoY spend increased
Transactors
Revolvers
Payment rate:
Payment rate:
77% 89%
15% 20%
Interchange
revenue
Interchange
and NIM
1
Transactors are customers with monthly spending of >75% of their total bankcard balances or customers with total revolving bankcard balance of <$300
2
Revolvers represent all customers with an open account excluding transactors
1
2
Chase share of balances
65%
57%
2009 2010
31%
34%
2009 2010
35

OUR STRATEGY IS GAINING TRACTION

Sales volume
Sales transactions
Sales volume ($ in billions)
Sales transactions (billions)
$310
$300
$290
$280
$270
$260
$250
$240
$230
5.0
4.5
4.0
3.5
3.0
$257
$281
$293
$279
$302
3.1
3.4
3.6
3.7
4.0
2006
2007
2008
2009
2010

JPMORGAN CHASE & CO.

Sales and transaction volumes hit record levels in 2010
1 Sales data excludes cash advances and balance transfers
Sales volume and number of sales transactions, excluding WaMu¹
YoY sales volume growth for January 2011 was 10.1%
36

OUR STRATEGY IS GAINING TRACTION

234
160
48
(8)
(155)
(225)
Chase
AXP U.S. Card
DFS
COF
BAC
C

JPMORGAN CHASE & CO.

24.2%
18.4%
13.6%
9.9%
6.3%
5.9%
AXP U.S.
Card
Chase¹
BAC2
C COF DFS
Source: Earnings releases; Internal Chase estimates
Note: GPCC includes consumer, small business, charge card but excludes commercial
1 Chase sales data excludes WaMu, cash advances, balance transfers and private label
2  BAC includes U.S. and International Consumer, excludes Small Business
3 C includes C Branded and excludes non-core Retail Partner portfolios
4 DFS sales data excludes cash advances
Chase has gained sales market share vs. competitors over the past 3 years
2010 General Purpose Credit Card (GPCC) sales volume
market share
4
3
Change in GPCC sales volume market share (bps) — 2007
vs. 2010
37

OUR STRATEGY IS GAINING TRACTION

JPMORGAN CHASE & CO.

Key messages
Credit loss trends continue to show improvement across all aspects of the portfolio
(expect <6.5% net credit loss rate in 1Q11, and through the cycle loss rate of 4.5%
by mid-2012
1
)
We have continued to invest through the cycle across all of our businesses
The new products are gaining traction helping to drive record sales levels and increased market share
We expect outstandings to stabilize at $120B for Chase and $10B for WaMu by year end 2011
We have the right strategy to succeed in a post CARD Act environment and achieve our ROE target of 20%+/- on lower equity
1  Excludes WaMu
38

February 15, 2011 I N V E S T M E N T B A N K Jes Staley, Investment Bank Chief Executive Officer * * * * *

Business evolution: 2005-2010
2005 2006 2007 2008 2009 2010
Global Markets¹
8 8 6 5 3 2
Fixed Income Markets
5 7 5 4 3 1
Equity Markets
8 8 8 5 5 4
Investment Banking²
IB Fees
2 2 2 2 1 1
Advisory
2 2 4 1 3 4
Equity underwriting
4 5 2 2 1 3
Syndicated loans
1 1 1 1 1 1
Long-term debt
2 3 3 3 1 2
Equity Research³
US
7 6 3 2 2 1
Europe
10 10 8 8 4 2
Fixed Income Research
3
US
2 2 2 2 2 1
Europe
1 1 1 1
2nd
Tier
3rd
Tier
Top 3
Rankings
1
1    JPMorgan estimates share using public disclosure of Top 10 competitors; 2010 ranking utilizes available data as of February 11th 2011; ‘05-’07 is heritage JPM. Pro-formas based on industry mergers: JPM ‘08-’10, competitors ’05-’10
2    Source: Dealogic, pro forma for industry mergers. Except for IB fees, rankings are volume based
3    Institutional Investor; All-Europe Fixed Income rankings not published for 2009 and 2010

2010 Performance: Strength during a recovery year
Near record performance
Revenue: $26.2B
Earnings: $6.6B
ROE of 17% on capital of $40B
Well capitalized (Tier 1 common ratios):
Basel 2:   13.0%
Basel 2.5:  9.2%
Basel 3:     7.2%
1 Dealogic
1 Dealogic
Investment Banking leadership:
#1 in Global IB Fees: 8% market share
1
Record Debt underwriting revenue
Fixed Income Markets: market leader
Asia Pacific: record revenue
Commodities: upside potential
Equities: building electronic platform
Business summary
Financial results
2

Initiatives

INVESTMENT BANK

JPMorgan Chase & Co.

2010 Accomplishments: Positioned for renewed client growth
Risk Management
Trading discipline
Prudent capital management
Strategy
Clients
Transitioned from “safe harbor” to “port of opportunity”
Strengthened senior client coverage
Expanded in key markets
China JV: First Capital Securities
Global Corporate Bank partnership with TSS
International
Technology
Strategic Re-engineering Program (SRP): on target, in 3
rd
year
Electronic offering improved: competitive in US and Europe
Strategic derivative solutions in FX and commodities
Sempra acquisition
Oil and base metals expertise; 1,000 new clients
Commodities
3

2010 Accomplishments: Comprehensive solutions
Positioned client balance sheets for growth, raised over $500B in debt and equity
Led more equity and equity-related offerings than any another firm
Ranked #1 in both high grade and high yield bonds
Raised ~$90B for U.S. state and local governments, healthcare organizations, educational institutions and non-profits
Led the largest municipal transaction in 2010 – sole bookrunner for the State of California's
$10B Revenue Anticipation Notes
Advised on 311 mergers and acquisitions globally
Led large and complex transactions
Arranged / loaned over $350B for 420 clients globally
Ranked #1 in Global Loan Syndications
First firm to re-enter the North American CMBS market
First deal without government-sponsored lending support
Source: 2010 Dealogic volume-based league tables; lead-left bookrunner basis for loans. US municipal/nonprofit capital raised per Thomson and internal sources
Source: 2010 Dealogic volume-based league tables; lead-left bookrunner basis for loans. US municipal/nonprofit capital raised per Thomson and internal sources
Issuer clients:  ~5,000
Global IB fees wallet share: 8%
4

2010 Accomplishments: A world-class markets franchise
3,500+ Fixed Income and 2,000+ Equities
sales and trading professionals
800+ research analysts
23 global trading centers
110+ global trading desks
3mm average daily trades
Investor clients:  ~16,000
Global Markets revenue share: 12%
JPM markets reported revenue ($ in billions)
$12
$10
$6
$22
$20
2006 2007 2008 2009 2010
8%
9%
10%
13%
12%
2006 2007 2008 2009 3Q10 YTD
JPM markets revenue share1
(%)
Rank:    #8                  #6                  #5             #3                   #2
1  JPM share of top 10 competitors
5
High volume
markets
Average notional
($ in millions)
Annual volume
(est. trades per year)
Index Credit
Derivative
$50-250 44,300
NYMEX Gas
Swap & Futures
$5-20 68,300
G3 IR
Swap
$50-200 150,000
Index Equity
Option
$50-100 260,000
FX Spot $2-25 68,300,000

2010 Accomplishments: Flow-driven derivatives business
IB average net revenue1: 2006-2010
1  Net revenue excludes net markdowns on legacy positions; revenue approximated to round percentages
Rates
40%
Commodities
10%
Equities
20%
Credit
20%
FX
10%
Non-Derivative
revenue
70%
Derivative
revenue
30%
Flow
85%
Exotic
15%
6

$37
$39
$21
$84
$76
$47
0
20
40
60
80
100
120
140
160
180
2005 2006 2007 2008 2009 2010
0
20
40
60
80
100
120
140
160
180
Daily Avg. Mkts. Rev. VaR
2010 Accomplishments: Revenue to risk relationship
Note: 2005-2010 IB trading VaR measured at 95% confidence level. 2005-2008 IB trading VaR was previously reported on a 99% confidence level
IB trading
loss days
52              33               46               97            42                 8
Daily average markets revenue and VaR ($ in millions)
7

Initiatives

INVESTMENT BANK

JPMorgan Chase & Co.

2011 Initiatives: Increasing effectiveness for clients with complex needs
Strategy
Clients
Vigilant focus on clients’ long-term interests
360 degree coverage
Technology
Streamlining processes, reducing cost of ownership
Flexible framework supports quick product introduction
Leverage flow, capture internalization, optimize cost
Commodities
Unparalleled strength across physical and financial markets
Client flow and structured transactions drive growth
International
Developing markets
Prime Brokerage
Global Corporate Bank – 3,200 client initiative
Risk management
Credit and market risk discipline
Efficient capital management; ongoing regulatory focus
8

2006-2010 Revenue: Developing markets contribute 18%

U.S.
43%
Developing
18%
Non-U.S.
Developed 39%
Latin
America
29%
Developing
Asia
48%
Developing
EMEA
23%

2006-2010 CAGR: Developing markets revenue growing ~1.5x total

9%
14%
IB-wide
Developing markets

INVESTMENT BANK

JPMORGAN CHASE & CO.

2011 Initiatives: International – developing markets 9

Global Corporate
Bank
3,200 client initiative
Banker additions
Extending credit
Increasing product capabilities
Prime Brokerage
Leveraging U.S. leadership to develop EMEA and Asia
Significant progress developing international core competencies
Clearing infrastructure
Global reporting in local time zones
Global synthetic financing capabilities
New stock borrow loan platform
Hiring experienced talent
Platform extension well-received by existing clients
Strong pipeline
2011 Initiatives: International – Prime Brokerage and Global Corporate
Bank
10

✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	
	✓	✓	✓

INVESTMENT BANK

JPMorgan Chase & Co.

2011 Initiatives: Commodities – focus on execution
Principal locations
Solutions Capabilities
Research Financial Physical
Oil
Power & Gas
Environmental Markets
Metals
Agricultural
Investor products
600 employees
10+ main office locations
100+ warehouses in 11 locations
Over 2,000 active clients including corporates,
investors, and governments
Diversification benefits with Fixed Income and
Equities businesses
Innovative risk management
Commodity linked financing
Asset optimization
Storage and transportation
Product offtake and supply arrangements
Financial and physical
1 Includes oil storage, power & gas assets, metals warehouses, bullion vaults and vessels
Main Office Locations
Main Physical Assets¹
11

Financial Capabilities
Physical Capabilities

INVESTMENT BANK
JPMorgan Chase & Co.

2011 Initiatives: Commodities – focus on execution
The breadth and depth of our financial and physical capabilities is unparalleled
Full
Requirements
Load Serving for
Electric
Cooperatives
Crude Supply
Intermediation for
Refineries
Jet Fuel Hedging
for Global Airlines
Market making
Financing
Commodities-linked
financing
Risk management
Research
Product off-take
and supply
arrangements
Commodity
sourcing, storage
and transportation
Asset optimization
(restructuring,
rebalancing, and
monetizing)
Client examples
12

Growth
Efficiency

INVESTMENT BANK
JPMorgan Chase & Co.

2011 Initiatives: Technology – Strategic Re-engineering Program (SRP)
2009 2010 2011 2012 2013
Leadership and
monetization
Innovation and time to
market
Consolidation and
re-engineering
Creativity
Single client view
Complexity handled
easily
Capacity
Efficiency
Control
Financial
Cost savings
Revenue growth
Comprehensive
overhaul of platforms
and client interface
13

Risk Management: Well-established, disciplined processes
Conflicts office
Reputational
Risk committee
Client
activity
10,000 potential conflicts reviewed
1,200 commitments examined
700+ lending transactions approved
Risk committee
Balance Sheet
committee
Commitments
committee
14

Derivative receivables, net (12/31/10; $ in billions)
Risk Management: Prudent counterparty credit risk management
152
80
64
(16)
(72)
266
143
Derivative
receivables,
gross of
collateral
Less cash
collateral
Derivative
receivables,
net of cash
collateral
Less other
less liquid
collateral
Derivative
receivables,
net of all
collateral
Note: Derivatives, gross of collateral and net of collateral for 2009 was $146B and $65B, respectively
Risk Group 2010
Investment grade 74%
Sub-investment grade 26%
at
12/31/08
Maturity (years) 2010
Less than 1 year 18%
Between 1 and 5 years 38%
Greater than 5 years 44%
79
88
Gross
derivatives
notional
outstanding
($T)
at
12/31/08
at 12/31/10
at 12/31/08
Other
83%
Top
10
17%
$16B
~6,000 clients
15

Risk Management: IB municipal exposure
2010 US State / municipal exposure
IB data excludes: State and Municipal securities inventory, Not-for-Profit traditional credit products ($6.4B) and derivatives ($1.8B)
Derivatives: $3B
~350 clients
Primarily pay-fixed swaps
hedging variable-rate debt
Traditional Credit Products: $19B
~130 clients
Primarily liquidity back-stops,
Letters of Credit and term loans
AAA to AA-
78%
A+ to A-
14%
BBB+ to
BBB-
7%
BB+ and
below
1%
AAA to AA-
45%
A+ to A-
39%
BBB+ to
BBB-
8%
BB+ and
below
7%
16

Risk Management: Basel 3 Tier 1 Common Ratio already at 7.2%
$462
$332
$43
$100
$390
$160
$550
$490
$289
Basel 1
4Q08
Basel 1
4Q10
Basel 2
impact
Basel 2
4Q10
Basel 2.5
impact
Basel 2.5
4Q10
Basel 3
impact
Basel 3
4Q10
Basel 3
4Q11
Allocated equity ($B)
Tier 1 common ratio
40
11.8%
40
13.0%
40
7.2%
40
8.0%
IB Tier 1 common ratio walk forward ($ in billions)
Risk Weighted Assets (RWA)
Basel 1
Basel 2
Basel 2.5
40
9.2%
Basel 3
17

Regulation: Continue to serve clients
Update
Strong governance programs already in place:
350 people, 75+ projects
Additional 300 rules to be issued/analyzed
Clearing and Swap Execution Facilities (SEFs):
Mandating clearing of most derivatives with U.S. nexus
Meaningful portion of volume; less significant revenue impact
Maintain market leadership, comply before deadlines
Unresolved: margin, capital, non-U.S.
Non-Bank Subsidiary (NBS) swap “push out”:
Portions of below inv. grade CDS, equity and commodities derivatives affected
May “push out” additional activities to support client requests
No significant revenue and capital changes expected
18

Leadership
Client franchise
Capital Markets
Fixed Income Markets
North America
Risk management
17% ROE
through-the-cycle
Cross LOB
Networks (not silos)
Technology
360º coverage
Share
Commodities
Equity Markets
Electronic trading
International
Investment Banking
Advisory
Asia

INVESTMENT BANK

JPMORGAN CHASE & CO.

JPM IB: Achieving potential 19